UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-021979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
30 September 2021
Nuveen Taxable Fixed
Income Fund
Fund Name	Class A	Class C	Class R6	Class I
Nuveen Preferred Securities and Income Fund	NPSAX	NPSCX	NPSFX	NPSRX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Fundelectronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

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Must be preceded by or accompanied by a prospectus.
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Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year and a half has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a period marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
Global economies have largely recovered from the pandemic-driven downturns with the help of vaccines and extraordinary support measures from governments and central banks. Since the crisis began, the U.S. government has enacted six relief measures totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations. More recently, Congress passed a $1 trillion infrastructure spending plan, funding upgrades to road, rail and air transportation, broadband internet, and power and water systems.
Nevertheless, pandemic-related impacts continue to weigh on the outlook, particularly regarding inflation. The spread of the COVID-19 delta variant this year has exacerbated shortages of raw materials and labor, which contributed to inflation staying elevated for longer than expected. In response, some central banks, including the U.S. Federal Reserve, are beginning to reduce pandemic-era stimulus measures while other central banks have already started raising interest rates. The timing of monetary policy normalization will be a key focus in the markets, as will the progression of the virus, which can be difficult to predict given uneven vaccination rates around the world and new variants such as delta. Other key pieces of legislation also remain on the horizon in the U.S., including a $1.75 trillion social spending plan and raising the nation’s borrowing limit (known as the debt ceiling).
Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
During this time of economic uncertainty, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.
On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chair of the Board
November 22, 2021

4

Portfolio Managers’
Comments
Nuveen Preferred Securities and Income Fund
The Fund is sub-advised by Nuveen Asset Management, LLC ("NAM"), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, serve as the Fund’s portfolio management team.
Here the portfolio management team discusses economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended September 30, 2021. For more information on the Fund’s investment objectives and policies, please refer to the prospectus.
What factors affected the U.S. economy and the markets during the twelve-month annual reporting period ended September 30, 2021?
Supported by massive fiscal and monetary stimulus and economic reopening, the U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. The federal government’s relief measures have totaled approximately $5.3 trillion across six aid packages, which included direct payments to individuals and families, expanded unemployment insurance, loans to large and small businesses, funding for hospitals and health agencies, state and local governments, education and public health/vaccinations. Additionally, after the close of this reporting period, Congress approved a $1 trillion infrastructure and jobs plan in November 2021, which funds improvements to roads/bridges, broadband internet, airports and ports, and water and power systems. The U.S. Federal Reserve (Fed) has maintained short-term interest rates near zero and enacted credit facilities to help keep the financial system stable, lowering borrowing costs for businesses and individuals.
By the start of this reporting period, markets had largely stabilized from the initial shock of the health crisis. In March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia amplified price volatility. In late 2020, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021, which contributed to risk-on sentiment in the markets. The positive sentiment was realized during the first half of 2021 as U.S. gross domestic product (GDP) expanded at an annualized rate of 6.3% in the first quarter of 2021 and 6.7% in the second quarter of 2021. However, economic growth slowed considerably in the third quarter of 2021 to a 2.0% annualized rate, dampened by the spread of the COVID-19 delta variant and constricted supply chains, according to the “advance” estimate released by the Bureau of Economic Analysis.
Although supply bottlenecks, labor shortages and higher cost inflation have weighed on economic growth in the short term, consumer demand remains strong and COVID-19 cases have fallen from recent peaks. Given the U.S. economy’s progress, the Fed began signaling a timeline for tapering pandemic monetary support by reducing its monthly bond purchases (which was announced at the November 2021 policy meeting, after the close of this reporting period), as well as suggested interest rate normalization that could start later

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
in 2022. In addition to monetary policy, markets remained concerned about the political gridlock over raising the debt ceiling  –  the amount the U.S. government is allowed to borrow. (After the close of this reporting period, the government enacted a temporary increase to the debt ceiling, but Congress will need to revisit the issue in December 2021.)
Over the twelve-month reporting period ended September 30, 2021, the preferred market posted positive returns driven by a combination of tightening credit spreads and the attractive yield of the asset class. These two factors combined to more than offset the impact of generally higher U.S. Treasury rates and a steeper U.S. Treasury yield curve. Credit spreads tightened reflecting an overall reduction in risk premiums across risk assets, as well as positive developments more specific to the asset class's largest issuers. $1,000 par preferred securities slightly outperformed contingent capital securities ("CoCos"). Both categories outperformed $25 par preferred securities.
What strategies were used to manage the Fund during the twelve-month reporting period ended September 30, 2021?
The investment objective of the Fund is to provide a high level of current income and total return. Nuveen Asset Management (NAM) employs a credit-based investment approach. The team uses a bottom-up process that includes fundamental credit research, security structure selection and option adjusted spread (OAS) analysis, while also incorporating a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook. The process begins with identifying the primary investable universe of $1,000 par preferred, $25 par preferred, and CoCos. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the various segments of the market. Periods of volatility may drive material differences in valuations between the $25 par preferred, $1,000 par preferred, and CoCo markets. This divergence is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. In addition, technical factors such as new issue supply or redemption activity may also influence the relative valuations between the $25 par preferred, $1,000 par preferred and CoCo markets.
How did the Fund perform during the twelve-month reporting period ended September 30, 2021?
The Fund outperformed the Preferred Securities and Income Blended Benchmark for the reporting period. For the purposes of this Performance Commentary, references to relative performance are in comparison to the Preferred Securities and Income Blended Benchmark, a blended return consisting of: (1) 60% ICE BofA U.S. All Capital Securities Index (I0CS), a subset of the ICE BofA U.S. Corporate Index including all fixed-to- floating rate, perpetual callable and capital securities; and (2) 40% ICE USD Contingent Capital Index (CDLR), which tracks the performance of U.S. dollar denominated contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Effective January 29, 2021, the Fund changed a component of its Blended Benchmark from the ICE BofA Contingent Capital (USD Hedged) Index (COCO) to the ICE USD Contingent Capital Index (CDLR). The CDLR more accurately represents the investable universe of the Fund since the index only invests in U.S. dollar denominated contingent capital securities.
Over the course of the reporting period, the Fund maintained an overweight to $1,000 par preferred securities and corresponding underweights to $25 par preferreds and CoCos. The Fund maintained an overweight to $1,000 par preferred securities for two primary reasons: relative value and interest rate risk management. First, with respect to relative value, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an option adjusted spread (OAS) basis. Second, the overweight to $1,000 par preferred securities served to gain greater exposure to non-fixed rate coupon securities, like floating rate coupons, fixed-to-floating rate coupons, and fixed-to-fixed rate coupons. Non-fixed rate coupon securities generally demonstrate lower sensitivity to changes in interest rates. As of September 30, 2021, the Fund remained overweight securities that have coupons with reset features.
During the reporting period, outperformance was driven by an overweight to $1,000 par preferred securities, an overweight to non-fixed rate coupon structures, a modestly shorter average duration, overall positive selection bias, and a handful of credits that rebounded meaningfully after having underperformed in previous reporting periods. Preferred securities issued by General Electric Co., General Motors Financial Co Inc., NuStar Energy LP, Security Benefit Life and the aircraft leasing company AerCap Holdings NV notably contributed to relative performance. Given NAM’s constructive fundamental outlook on these issuers, exposure was opportunistically added to some of these holdings when their valuations dropped during the early stages of the COVID-19 crisis. The Fund continues to maintain exposure to these companies.
6

Offsetting some of the outperformance during the reporting period was an underweight to CoCos, as this segment outperformed, and an overweight to insurance companies, as this sector underperformed. However, positive selection within the CoCo segment and the insurance sector allocation helped to mitigate nearly all of the underperformance from the CoCo underweight, while more than offsetting the impact of the overweight to the insurance sector. Of note, exposure to CoCos was added incrementally during the reporting period when NAM deemed the relative value opportunity to be superior compared to the broader preferred securities market. As of September 30, 2021, the Fund’s CoCo exposure was 35%, or roughly three percentage points higher than a year earlier.
The Fund held a short interest rate futures position during the reporting period to modestly lower its effective duration. During the reporting period, the interest rate futures position had a negligible impact on the Fund’s absolute and relative performance.
7

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.
Dividend Information
The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
8

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
9

Fund Performance and Expense Ratios (continued)
Nuveen Preferred Securities and Income Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of September 30, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	12/19/06	11.79%	6.16%	8.03%	1.03%
Class A Shares at maximum Offering Price	12/19/06	6.51%	5.14%	7.51%	-
ICE BofA U.S. All Capital Securities Index	-	8.84%	6.27%	7.71%	-
Preferred Securities and Income Blended Benchmark (New)** [1]	-	9.20%	7.12%	7.27%	-
Preferred Securities and Income Blended Benchmark (Old)***	-	10.05%	7.49%	7.44%	-
Lipper Flexible Income Funds Classification Average	-	9.41%	5.21%	6.27%	-
Class C Shares	12/19/06	10.96%	5.38%	7.38%	1.78%
Class I Shares	12/19/06	12.11%	6.44%	8.30%	0.78%

	Total Returns as of September 30, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class R6 Shares	6/30/16	12.16%	6.50%	6.89%	0.69%
*       Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     A blended benchmark that is comprised of 65% ICE BofA Fixed Rate Preferred Securities Index + 35% Bloomberg Capital Securities Index until 12/30/2013, and thereafter 60% ICE BofA US All Capital Securities Index + 40% ICE BofA USD Contingent Capital Index (CDLR). Index returns do not include the effects of any sales charges or management fees.
***     A blended benchmark that is comprised of 65% ICE BofA Fixed Rate Preferred Securities Index + 35% Bloomberg Capital Securities Index until 12/30/2013, and thereafter 60% ICE BofA US All Capital Securities Index + 40% ICE BofA Contingent Capital Securities (USD Hedged) Index (COCO). Index returns do not include the effects of any sales charges or management fees.
1      For purposes of Fund performance, relative results are measured against this index/benchmark.
10

Growth of an Assumed $10,000 Investment as of September 30, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
*     The inception of the ICE BofA U.S. All Capital Securities Index was 3/31/12, and the performance shown for that Index is its own for the period after that date, with prior performance for that Index being represented by the Fund's previous broad-based market index, the ICE BofA Fixed Rate Preferred Securities Index.
11

Yields    as of September 30, 2021
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium or discounts.
Nuveen Preferred Securities and Income Fund
	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	4.48%	3.90%	4.96%	4.90%
SEC 30-Day Yield	2.72%	2.12%	3.18%	3.10%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
12

Holding Summaries    as of September 30, 2021
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc.2 This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Nuveen Preferred Securities and Income Fund
Fund Allocation (% of net assets)
$1,000 Par (or similar) Institutional Preferred	47.4%
Contingent Capital Securities	34.6%
$25 Par (or similar) Retail Preferred	16.8%
Investments Purchased with Collateral from Securities Lending	0.7%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
HSBC Holdings PLC	1.7%
Deutsche Bank AG	1.5%
HSBC Holdings PLC	1.4%
Credit Suisse Group AG	1.3%
Lloyds Banking Group PLC	1.3%
Portfolio Composition (% of net assets)
Banks	49.4%
Insurance	13.9%
Capital Markets	12.0%
Diversified Financial Services	4.0%
Other [1]	19.5%
Investments Purchased with Collateral from Securities Lending	0.7%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
BBB	62.5%
BB or Lower	35.6%
N/R (not rated)	1.9%
Total	100%
Country Allocation[3](% of net assets)
United States	56.9%
United Kingdom	13.4%
Switzerland	7.4%
France	5.8%
Spain	2.5%
Australia	2.2%
Netherlands	1.9%
Canada	1.7%
Germany	1.6%
Italy	1.4%
Other	4.4%
Investments Purchased with Collateral from Securities Lending	0.7%
Other Assets Less Liabilities	0.1%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	The Fund’s investment limitations with respect to ratings are based on the highest rating provided by any independent rating agency, including agencies other than the three named above.
3	Includes 2.0% (as a percentage of net assets) in emerging market countries.
13

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2021.
The beginning of the period is April 1, 2021.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Preferred Securities and Income Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,036.95	$1,033.06	$1,038.34	$1,038.12
Expenses Incurred During the Period	$ 5.06	$ 8.87	$ 3.47	$ 3.78
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.10	$1,016.34	$1,021.66	$1,021.36
Expenses Incurred During the Period	$ 5.01	$ 8.80	$ 3.45	$ 3.75
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.99%, 1.74%, 0.68% and 0.74% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
14

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Nuveen Investment Trust V:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Nuveen Preferred Securities and Income Fund (one of the funds comprising Nuveen Investment Trust V) (the Fund), including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
November 24, 2021
15

Nuveen Preferred Securities and Income Fund
Portfolio of Investments    September 30, 2021
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 98.8%
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 47.4%
	Automobiles – 1.5%
23,815	General Motors Financial Co Inc	5.700%	N/A (3)	BB+	$27,417,019
53,368	General Motors Financial Co Inc	5.750%	N/A (3)	BB+	58,302,405
	Total Automobiles				85,719,424
	Banks – 18.3%
29,600	Bank of America Corp	6.250%	N/A (3)	BBB+	32,560,000
17,626	Bank of America Corp	6.500%	N/A (3)	BBB+	19,723,494
21,206	Bank of America Corp	6.300%	N/A (3)	BBB+	24,598,960
10,750	Bank of America Corp	6.100%	N/A (3)	BBB+	11,987,648
25,141	CIT Group Inc, (4)	5.800%	N/A (3)	Ba3	25,675,246
51,037	Citigroup Inc	5.950%	N/A (3)	BBB-	55,694,126
45,869	Citigroup Inc	6.300%	N/A (3)	BBB-	49,515,585
12,595	Citigroup Inc	6.250%	N/A (3)	BBB-	14,581,357
48,436	Citigroup Inc	5.000%	N/A (3)	BBB-	50,590,191
20,295	Citizens Financial Group Inc	4.000%	N/A (3)	BB+	20,777,006
9,846	Citizens Financial Group Inc	6.375%	N/A (3)	BB+	10,521,436
23,396	CoBank ACB	6.250%	N/A (3)	BBB+	26,747,009
5,865	Commerzbank AG, 144A	8.125%	9/19/23	Baa3	6,608,205
29,665	Farm Credit Bank of Texas, 144A	5.700%	N/A (3)	Baa1	32,572,170
9,461	Fifth Third Bancorp, (4)	4.500%	N/A (3)	Baa3	10,279,377
11,720	Goldman Sachs Group Inc	3.800%	N/A (3)	BBB-	11,998,350
9,768	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (3)	BBB	16,071,290
29,515	Huntington Bancshares Inc/OH	5.625%	N/A (3)	Baa3	34,603,386
4,109	JPMorgan Chase & Co, (3-Month LIBOR reference rate + 3.800% spread), (5)	3.926%	N/A (3)	BBB+	4,113,685
35,828	JPMorgan Chase & Co	5.000%	N/A (3)	BBB+	37,395,475
18,045	JPMorgan Chase & Co	6.100%	N/A (3)	BBB+	19,611,306
61,961	JPMorgan Chase & Co	6.750%	N/A (3)	BBB+	68,002,197
40,012	JPMorgan Chase & Co	3.650%	N/A (3)	BBB+	40,212,060
15,491	KeyCorp	5.000%	N/A (3)	Baa3	17,272,465
4,570	Lloyds Bank PLC, 144A, (4)	12.000%	N/A (3)	Baa3	4,717,702
14,785	M&T Bank Corp	3.500%	N/A (3)	Baa2	14,674,113
9,548	M&T Bank Corp, (4)	5.125%	N/A (3)	Baa2	10,524,173
8,046	M&T Bank Corp	6.450%	N/A (3)	Baa2	8,780,198
21,245	PNC Financial Services Group Inc	3.400%	N/A (3)	Baa2	21,191,888
16

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Banks (continued)
21,189	PNC Financial Services Group Inc, (3-Month LIBOR reference rate + 3.678% spread), (5)	3.804%	N/A (3)	Baa2	$21,240,722
14,930	PNC Financial Services Group Inc	5.000%	N/A (3)	Baa2	16,594,423
12,453	Regions Financial Corp	5.750%	N/A (3)	BB+	13,888,831
13,427	SVB Financial Group	4.100%	N/A (3)	Baa2	13,800,271
16,440	SVB Financial Group	4.000%	N/A (3)	Baa2	16,851,000
61,186	Truist Financial Corp	4.800%	N/A (3)	Baa2	64,464,346
17,791	Truist Financial Corp	5.100%	N/A (3)	Baa2	20,450,755
13,146	Truist Financial Corp	5.050%	N/A (3)	Baa2	13,507,515
6,580	Wells Fargo & Co	7.950%	11/15/29	Baa1	8,987,474
16,603	Wells Fargo & Co	5.900%	N/A (3)	Baa2	17,868,979
54,705	Wells Fargo & Co	3.900%	N/A (3)	Baa2	56,414,531
42,281	Wells Fargo & Co	5.875%	N/A (3)	Baa2	47,122,597
7,490	Zions Bancorp NA	5.800%	N/A (3)	BB+	7,790,502
7,645	Zions Bancorp NA	7.200%	N/A (3)	BB+	8,271,431
	Total Banks				1,028,853,475
	Capital Markets – 2.2%
11,300	Bank of New York Mellon Corp	4.700%	N/A (3)	Baa1	12,401,750
13,210	Charles Schwab Corp	4.000%	N/A (3)	BBB	13,771,425
8,010	Charles Schwab Corp	7.000%	N/A (3)	BBB	8,150,175
27,486	Charles Schwab Corp	5.375%	N/A (3)	BBB	30,543,818
1,250	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Ba1	1,783,125
25,800	Goldman Sachs Group Inc, (4)	5.300%	N/A (3)	BBB-	28,449,660
27,229	Goldman Sachs Group Inc	5.500%	N/A (3)	BBB-	29,407,320
	Total Capital Markets				124,507,273
	Communications Equipment – 0.3%
15,580	Vodafone Group PLC	4.125%	6/04/81	BB+	15,775,373
	Consumer Finance – 2.2%
24,490	Ally Financial Inc	4.700%	N/A (3)	BB-	25,490,416
20,925	Ally Financial Inc	4.700%	N/A (3)	BB-	21,866,625
2,186	American Express Co, (4)	3.553%	N/A (3)	Baa2	2,188,604
25,685	American Express Co	3.550%	N/A (3)	Baa2	26,169,162
20,630	Capital One Financial Corp	3.950%	N/A (3)	Baa3	21,248,900
11,705	Discover Financial Services	6.125%	N/A (3)	Ba2	13,135,585
10,000	Discover Financial Services	5.500%	N/A (3)	Ba2	10,840,000
	Total Consumer Finance				120,939,292
	Diversified Financial Services – 2.3%
20,560	American AgCredit Corp, 144A	5.250%	N/A (3)	BB+	20,919,800
12,830	Capital Farm Credit ACA, 144A	5.000%	N/A (3)	BB	13,228,628
17

Nuveen Preferred Securities and Income Fund (continued)
Portfolio of Investments    September 30, 2021
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Financial Services (continued)
3,955	Citigroup Capital III	7.625%	12/01/36	Baa3	$5,819,411
32,650	Compeer Financial ACA, 144A, (6)	6.750%	N/A (3)	BB+	34,445,750
6,700	Compeer Financial ACA, 144A	4.875%	N/A (3)	BB+	6,800,500
23,337	Equitable Holdings Inc	4.950%	N/A (3)	BBB-	25,320,645
21,248	Voya Financial Inc, (4)	6.125%	N/A (3)	BBB-	22,716,237
	Total Diversified Financial Services				129,250,971
	Electric Utilities – 1.5%
13,885	Edison International	5.375%	N/A (3)	BB+	14,357,784
7,270	Electricite de France SA, 144A	5.250%	N/A (3)	BBB	7,542,625
37,749	Emera Inc	6.750%	6/15/76	BB+	44,883,939
14,140	Southern Co	4.000%	1/15/51	BBB	14,946,970
	Total Electric Utilities				81,731,318
	Food Products – 2.5%
13,835	Dairy Farmers of America Inc, 144A	7.125%	N/A (3)	BB+	13,973,350
42,301	Land O' Lakes Inc, 144A	7.000%	N/A (3)	BB	44,733,307
37,847	Land O' Lakes Inc, 144A	7.250%	N/A (3)	BB	40,685,525
39,890	Land O' Lakes Inc, 144A	8.000%	N/A (3)	BB	42,981,475
	Total Food Products				142,373,657
	Independent Power & Renewable Electricity Producers – 0.4%
6,555	AES Andes SA, 144A	7.125%	3/26/79	BB	6,958,133
13,450	AES Andes SA, 144A	6.350%	10/07/79	BB	14,227,006
	Total Independent Power & Renewable Electricity Producers				21,185,139
	Industrial Conglomerates – 1.0%
58,672	General Electric Co, (3-Month LIBOR reference rate + 3.330% spread), (5)	3.446%	N/A (3)	BBB-	57,425,221
	Insurance – 9.3%
9,895	Aegon NV	5.500%	4/11/48	Baa1	11,520,787
10,025	American International Group Inc	5.750%	4/01/48	BBB-	11,503,688
47,922	Assurant Inc	7.000%	3/27/48	BB+	55,980,125
66,840	Assured Guaranty Municipal Holdings Inc, 144A, (4)	6.400%	12/15/66	BBB+	72,505,158
12,610	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	13,440,154
16,218	Enstar Finance LLC	5.750%	9/01/40	BB+	17,281,444
13,545	Fidelis Insurance Holdings Ltd, 144A	6.625%	4/01/41	BB+	13,807,472
36,866	Markel Corp	6.000%	N/A (3)	BBB-	40,847,528
23,883	MetLife Inc, 144A	9.250%	4/08/38	BBB	36,305,022
15,470	MetLife Inc	3.850%	N/A (3)	BBB	16,166,150
6,931	MetLife Inc, (4)	5.875%	N/A (3)	BBB	8,149,257
17,099	PartnerRe Finance B LLC	4.500%	10/01/50	Baa1	18,029,861
23,987	Provident Financing Trust I	7.405%	3/15/38	BB+	29,577,415
18

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Insurance (continued)
3,085	Prudential Financial Inc	3.700%	10/01/50	BBB+	$3,215,166
41,288	QBE Insurance Group Ltd, 144A	7.500%	11/24/43	Baa1	46,139,340
20,951	QBE Insurance Group Ltd, 144A, (4)	5.875%	N/A (3)	Baa2	23,360,365
14,681	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	16,626,232
17,570	SBL Holdings Inc, 144A	6.500%	N/A (3)	BB	17,350,375
66,824	SBL Holdings Inc, 144A	7.000%	N/A (3)	BB	67,492,240
	Total Insurance				519,297,779
	Multi-Utilities – 1.2%
35,086	CenterPoint Energy Inc	6.125%	N/A (3)	BBB-	37,191,160
4,200	CMS Energy Corp	4.750%	6/01/50	BBB-	4,724,622
6,839	NiSource Inc	5.650%	N/A (3)	BBB-	7,215,145
17,730	Sempra Energy	4.875%	N/A (3)	BBB-	19,237,050
	Total Multi-Utilities				68,367,977
	Oil, Gas & Consumable Fuels – 1.5%
11,854	Enbridge Inc	6.000%	1/15/77	BBB-	13,129,343
26,437	Enbridge Inc	5.750%	7/15/80	BBB-	29,872,488
18,830	Energy Transfer LP	6.500%	N/A (3)	BB	19,608,997
12,980	MPLX LP	6.875%	N/A (3)	BB+	13,174,700
9,205	Transcanada Trust	5.500%	9/15/79	BBB	10,148,512
	Total Oil, Gas & Consumable Fuels				85,934,040
	Trading Companies & Distributors – 2.6%
46,645	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	50,546,388
22,035	AerCap Holdings NV	5.875%	10/10/79	BB+	22,993,302
12,350	Air Lease Corp	4.650%	N/A (3)	BB+	12,921,187
15,564	ILFC E-Capital Trust I, 144A	3.460%	12/21/65	B+	12,606,840
53,849	ILFC E-Capital Trust I, 144A	3.710%	12/21/65	BB+	44,896,604
	Total Trading Companies & Distributors				143,964,321
	U.S. Agency – 0.1%
6,770	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB+	7,399,610
	Wireless Telecommunication Services – 0.5%
21,619	Vodafone Group PLC	7.000%	4/04/79	BB+	26,445,533
	Total $1,000 Par (or similar) Institutional Preferred (cost $2,454,704,449)				2,659,170,403

Principal Amount (000)	Description (1), (7)	Coupon	Maturity	Ratings (2)	Value
	CONTINGENT CAPITAL SECURITIES – 34.6%
	Banks – 26.4%
$ 10,702	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (3)	Baa2	$ 12,485,060
19

Nuveen Preferred Securities and Income Fund (continued)
Portfolio of Investments    September 30, 2021
Principal Amount (000)	Description (1), (7)	Coupon	Maturity	Ratings (2)	Value
	Banks (continued)
$ 36,225	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (3)	Ba2	$39,394,687
23,172	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (3)	Ba2	25,170,585
16,450	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.625%	N/A (3)	Ba2	18,341,750
7,200	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.500%	N/A (3)	Ba2	8,019,000
36,235	Banco Santander SA	4.750%	N/A (3)	Ba1	36,907,884
33,000	Banco Santander SA, Reg S	7.500%	N/A (3)	Ba1	35,970,000
53,205	Barclays PLC	7.750%	N/A (3)	BBB-	57,993,450
39,900	Barclays PLC	6.125%	N/A (3)	BBB-	44,164,512
16,650	Barclays PLC	4.375%	N/A (3)	BBB-	16,638,345
52,615	Barclays PLC	8.000%	N/A (3)	BBB-	59,422,329
9,150	BNP Paribas SA, 144A	7.000%	N/A (3)	BBB	10,926,839
55,991	BNP Paribas SA, 144A	7.375%	N/A (3)	BBB	64,949,560
47,955	BNP Paribas SA, 144A	6.625%	N/A (3)	BBB	51,896,901
42,038	Credit Agricole SA, 144A	7.875%	N/A (3)	BBB	46,821,504
40,819	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB	49,288,942
31,396	Credit Suisse Group AG, 144A	5.250%	N/A (3)	BB+	32,848,065
14,435	Danske Bank A/S, Reg S	4.375%	N/A (3)	BBB-	14,688,479
10,485	Danske Bank A/S, Reg S	6.125%	N/A (3)	BBB-	11,153,419
7,491	Danske Bank A/S, Reg S	7.000%	N/A (3)	BBB-	8,418,011
7,880	HSBC Holdings PLC	4.000%	N/A (3)	BBB	7,899,700
70,865	HSBC Holdings PLC	6.000%	N/A (3)	BBB	77,685,756
28,325	HSBC Holdings PLC	6.375%	N/A (3)	BBB	30,626,406
89,177	HSBC Holdings PLC	6.375%	N/A (3)	BBB	97,329,561
23,245	ING Groep NV	6.500%	N/A (3)	BBB	25,653,182
35,070	ING Groep NV	5.750%	N/A (3)	BBB	38,379,907
30,865	ING Groep NV, Reg S	6.750%	N/A (3)	BBB	33,609,516
44,735	Intesa Sanpaolo SpA, 144A,(4)	7.700%	N/A (3)	BB-	50,545,629
47,280	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	54,849,926
64,896	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	72,602,400
22,370	Macquarie Bank Ltd/London, 144A	6.125%	N/A (3)	BB+	24,517,520
45,364	Natwest Group PLC	8.000%	N/A (3)	BBB-	53,586,225
31,345	NatWest Group PLC	6.000%	N/A (3)	BBB-	35,079,130
24,375	Nordea Bank Abp, 144A	6.625%	N/A (3)	BBB+	28,016,137
16,411	Societe Generale SA, 144A	6.750%	N/A (3)	BB	18,452,200
25,820	Societe Generale SA, 144A	4.750%	N/A (3)	BB+	26,384,942
10,183	Societe Generale SA, 144A	8.000%	N/A (3)	BB	11,923,071
35,590	Societe Generale SA, 144A	7.875%	N/A (3)	BB+	39,219,824
29,330	Standard Chartered PLC, 144A,(4)	4.300%	N/A (3)	BBB-	28,853,387
22,321	Standard Chartered PLC, 144A,(4)	6.000%	N/A (3)	BBB-	24,484,128
7,365	Standard Chartered PLC, 144A	7.500%	N/A (3)	BBB-	7,567,538
17,349	Standard Chartered PLC, 144A	7.750%	N/A (3)	BBB-	18,693,548
20

Principal Amount (000)	Description (1), (7)	Coupon	Maturity	Ratings (2)	Value
	Banks (continued)
$ 26,560	UniCredit SpA, Reg S	8.000%	N/A (3)	B+	$ 28,983,600
1,341,835	Total Banks				1,480,442,555
	Capital Markets – 8.2%
50,349	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB+	53,873,430
17,260	Credit Suisse Group AG, 144A	6.375%	N/A (3)	BB+	18,942,850
69,350	Credit Suisse Group AG, 144A	7.250%	N/A (3)	BB+	76,871,007
22,473	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB+	24,551,753
78,385	Deutsche Bank AG	6.000%	N/A (3)	BB-	82,500,212
28,125	UBS Group AG, 144A,(4)	3.875%	N/A (3)	BBB	28,121,906
45,355	UBS Group AG, 144A	7.000%	N/A (3)	BBB	49,480,491
58,827	UBS Group AG, Reg S	7.000%	N/A (3)	BBB	66,915,713
4,180	UBS Group AG, Reg S	5.125%	N/A (3)	BBB	4,527,450
50,625	UBS Group AG, Reg S	6.875%	N/A (3)	BBB	57,397,613
424,929	Total Capital Markets				463,182,425
$ 1,766,764	Total Contingent Capital Securities ($1,835,376,449)				1,943,624,980

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 16.8%
	Banks – 4.7%
499,100	Bank of America Corp	4.375%	BBB+	$13,151,285
569,136	CoBank ACB, (8)	6.250%	BBB+	58,905,576
168,671	CoBank ACB, (8)	6.200%	BBB+	18,402,006
441,610	Farm Credit Bank of Texas, 144A, (8)	6.750%	Baa1	47,252,270
563,126	Fifth Third Bancorp, (4)	6.625%	Baa3	15,936,466
280,000	Huntington Bancshares Inc/OH, (8)	2.831%	Baa3	6,160,000
285,287	KeyCorp	6.125%	Baa3	8,672,725
420,000	PNC Financial Services Group Inc, (4)	6.125%	Baa2	10,911,600
745,483	Regions Financial Corp, (4)	6.375%	BB+	21,216,446
287,113	Regions Financial Corp, (4)	5.700%	BB+	8,159,752
610,175	Synovus Financial Corp, (4)	5.875%	BB-	16,639,472
309,800	Truist Financial Corp, (4)	4.750%	Baa2	8,225,190
342,966	Wells Fargo & Co, (4)	4.750%	Baa2	8,982,280
327,000	Western Alliance Bancorp, (6), (8)	4.250%	Ba1	8,488,920
445,441	Wintrust Financial Corp	6.875%	BB	12,748,521
	Total Banks			263,852,509
	Capital Markets – 1.6%
223,890	Goldman Sachs Group Inc, (4)	5.500%	Ba1	6,071,897
725,688	Morgan Stanley	7.125%	Baa3	20,689,365
552,788	Morgan Stanley	6.875%	Baa3	15,489,120
1,379,881	Morgan Stanley	5.850%	Baa3	40,885,874
21

Nuveen Preferred Securities and Income Fund (continued)
Portfolio of Investments    September 30, 2021
Shares	Description (1)	Coupon	Ratings (2)	Value
	Capital Markets (continued)
334,490	Morgan Stanley	6.375%	Baa3	$ 9,549,689
	Total Capital Markets			92,685,945
	Consumer Finance – 0.2%
350,835	Synchrony Financial	5.625%	BB-	9,353,261
	Diversified Financial Services – 1.7%
408,534	AgriBank FCB, (8)	6.875%	BBB+	43,917,405
558,300	Equitable Holdings Inc, (4)	5.250%	BBB-	15,090,849
1,158,054	Voya Financial Inc, (4)	5.350%	BBB-	34,232,076
	Total Diversified Financial Services			93,240,330
	Diversified Telecommunication Services – 0.1%
314,900	AT&T Inc	4.750%	BBB-	8,303,913
	Food Products – 1.4%
506,287	CHS Inc, (4)	7.875%	N/R	14,464,620
1,376,502	CHS Inc, (4)	7.100%	N/R	38,638,411
528,896	CHS Inc	6.750%	N/R	14,872,555
12,881	CHS Inc, (4)	7.500%	N/R	376,254
45,900	Dairy Farmers of America Inc, 144A, (6), (8)	7.875%	BB+	4,590,000
66,700	Dairy Farmers of America Inc, 144A, (6), (8)	7.875%	BB+	6,770,050
	Total Food Products			79,711,890
	Insurance – 4.6%
1,422,280	American Equity Investment Life Holding Co, (4)	5.950%	BB	38,885,135
853,711	American Equity Investment Life Holding Co, (4)	6.625%	BB	24,535,654
1,320,871	Aspen Insurance Holdings Ltd, (4)	5.950%	BB+	35,769,187
603,290	Aspen Insurance Holdings Ltd, (4)	5.625%	BB+	16,493,949
229,700	Assurant Inc	5.250%	BB+	6,206,494
875,674	Athene Holding Ltd	6.350%	BBB	25,972,491
756,816	Athene Holding Ltd, (4)	6.375%	BBB	21,470,870
358,971	Axis Capital Holdings Ltd	5.500%	BBB	9,121,453
251,820	Delphi Financial Group Inc, (6), (8)	3.315%	BBB	5,917,770
592,716	Enstar Group Ltd	7.000%	BB+	17,360,652
1,026,075	Maiden Holdings North America Ltd	7.750%	N/R	25,108,055
85,997	Reinsurance Group of America Inc, (4)	6.200%	BBB+	2,257,421
863,405	Reinsurance Group of America Inc, (4)	5.750%	BBB+	24,442,995
221,929	Selective Insurance Group Inc, (4)	4.600%	BBB-	5,776,812
	Total Insurance			259,318,938
	Multi-Utilities – 0.1%
134,500	NiSource Inc	6.500%	BBB-	3,690,680
	Oil, Gas & Consumable Fuels – 1.3%
239,400	Energy Transfer LP	7.600%	BB	6,071,184
22

Shares	Description (1)	Coupon	Ratings (2)	Value
	Oil, Gas & Consumable Fuels (continued)
832,558	NuStar Energy LP	8.500%	B2	$20,172,880
1,237,707	NuStar Energy LP	7.625%	B2	26,326,028
753,936	NuStar Logistics LP	6.860%	B	18,773,007
	Total Oil, Gas & Consumable Fuels			71,343,099
	Thrifts & Mortgage Finance – 0.7%
400,000	Federal Agricultural Mortgage Corp	6.000%	N/R	10,673,520
1,041,927	New York Community Bancorp Inc, (4)	6.375%	Ba2	29,840,789
	Total Thrifts & Mortgage Finance			40,514,309
	Trading Companies & Distributors – 0.4%
844,551	Air Lease Corp, (4)	6.150%	BB+	22,870,441
	Total $25 Par (or similar) Retail Preferred (cost $878,956,220)			944,885,315
	Total Long-Term Investments (cost $5,169,037,118)			5,547,680,698

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.7%
	MONEY MARKET FUNDS – 0.7%
40,026,580	State Street Navigator Securities Lending Government Money Market Portfolio, (9)	0.030% (10)	$ 40,026,580
	Total Investments Purchased with Collateral from Securities Lending (cost $40,026,580)		40,026,580

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.4%
	REPURCHASE AGREEMENTS – 0.4%
$ 25,900	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/21, repurchase price $25,899,698, collateralized by $26,948,300, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $26,417,762	0.000%	10/01/21	$ 25,899,698
	Total Short-Term Investments (cost $25,899,698)			25,899,698
	Total Investments (cost $5,234,963,396) – 99.9%			5,613,606,976
	Other Assets Less Liabilities – 0.1% (11)			3,020,123
	Net Assets – 100%			$ 5,616,627,099
23

Nuveen Preferred Securities and Income Fund (continued)
Portfolio of Investments    September 30, 2021
Investments in Derivatives
Futures Contracts - Short
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	(1,472)	12/21	$(195,798,139)	$(193,729,000)	$2,069,139	$207,000
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(3)	Perpetual security. Maturity date is not applicable.
(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $37,628,467.
(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(6)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(7)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2.
(9)	The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.
(10)	The rate shown is the one-day yield as of the end of the reporting period.
(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
LIBOR	London Inter-Bank Offered Rate
N/A	Not Applicable.
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
See accompanying notes to financial statements.
24

Statement of Assets and Liabilities
September 30, 2021

Assets
Long-term investments, at value (cost $5,169,037,118)(1)	$5,547,680,698
Investment purchased with collateral from securities lending, at value (cost approximates value)	40,026,580
Short-term investments, at value (cost approximates value)	25,899,698
Cash	5,789,375
Cash collateral at brokers for investments in futures contracts(2)	1,663,764
Receivable for:
Dividends	4,742,676
Interest	47,653,238
Investments sold	16,282,225
Shares sold	14,223,491
Variation margin on futures contracts	207,000
Other assets	374,327
Total assets	5,704,543,072
Liabilities
Payable for:
Collateral from securities lending program	40,026,580
Dividends	2,972,160
Investments purchased - regular settlement	27,092,540
Shares redeemed	12,829,222
Accrued expenses:
Management fees	2,930,126
Trustees fees	264,311
12b-1 distribution and service fees	313,331
Other	1,487,703
Total liabilities	87,915,973
Net assets	$5,616,627,099

See accompanying notes to financial statements.
25

Statement of Assets and Liabilities (continued)

Class A Shares
Net assets	$ 597,656,580
Shares outstanding	33,500,119
Net asset value ("NAV") per share	$ 17.84
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$ 18.73
Class C Shares
Net assets	$ 232,617,784
Shares outstanding	13,032,732
NAV and offering price per share	$ 17.85
Class R6 Shares
Net assets	$ 944,234,724
Shares outstanding	52,777,801
NAV and offering price per share	$ 17.89
Class I Shares
Net assets	$3,842,118,011
Shares outstanding	215,143,326
NAV and offering price per share	$ 17.86
Fund level net assets consist of:
Capital paid-in	$5,443,053,655
Total distributable earnings	173,573,444
Fund level net assets	$5,616,627,099
Authorized shares - per class	Unlimited
Par value per share	$ 0.01

(1)	Includes securities loaned of $37,628,467.
(2)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.
26

Statement of Operations
Year Ended September 30, 2021

Investment Income
Dividends	$ 55,961,092
Interest	196,635,737
Securities lending income, net	117,701
Total investment income	252,714,530
Expenses
Management fees	30,665,750
12b-1 service fees - Class A Shares	1,315,813
12b-1 distribution and service fees - Class C Shares	2,343,027
12b-1 distribution and service fees - Class R3 Shares(1)	13,744
Shareholder servicing agent fees	2,562,341
Interest expense	92,844
Custodian fees	318,866
Professional fees	201,690
Trustees fees	129,980
Shareholder reporting expenses	322,419
Federal and state registration fees	351,540
Other	24,474
Total expenses	38,342,488
Net investment income (loss)	214,372,042
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	15,660,019
Futures contracts	2,358,134
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	271,055,986
Futures contracts	2,722,673
Net realized and unrealized gain (loss)	291,796,812
Net increase (decrease) in net assets from operations	$506,168,854

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
See accompanying notes to financial statements.
27

Statement of Changes in Net Assets

	Year Ended 9/30/21	Year Ended 9/30/20
Operations
Net investment income (loss)	$ 214,372,042	$ 200,926,968
Net realized gain (loss) from:
Investments and foreign currency	15,660,019	(49,820,389)
Futures contracts	2,358,134	(11,927,812)
Swaps	—	(2,222,747)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	271,055,986	(60,947,893)
Futures contracts	2,722,673	(653,534)
Swaps	—	1,150,645
Net increase (decrease) in net assets from operations	506,168,854	76,505,238
Distributions to Shareholders
Dividends:
Class A Shares	(24,863,918)	(22,381,281)
Class C Shares	(9,343,513)	(10,869,756)
Class R3 Shares(1)	(123,631)	(99,790)
Class R6 Shares	(33,907,594)	(22,477,503)
Class I Shares	(164,197,788)	(151,218,507)
Decrease in net assets from distributions to shareholders	(232,436,444)	(207,046,837)
Fund Share Transactions
Proceeds from sale of shares	2,511,404,036	2,069,830,048
Proceeds from shares issued to shareholders due to reinvestment of distributions	202,562,578	179,694,455
	2,713,966,614	2,249,524,503
Cost of shares redeemed	(1,314,089,393)	(2,036,765,732)
Net increase (decrease) in net assets from Fund share transactions	1,399,877,221	212,758,771
Net increase (decrease) in net assets	1,673,609,631	82,217,172
Net assets at the beginning of period	3,943,017,468	3,860,800,296
Net assets at the end of period	$ 5,616,627,099	$ 3,943,017,468

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
See accompanying notes to financial statements.
28

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29

Financial Highlights
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2021	$16.73	$0.76	$ 1.18	$ 1.94	$(0.83)	$ —	$(0.83)	$17.84
2020	17.21	0.83	(0.45)	0.38	(0.86)	—	(0.86)	16.73
2019	16.75	0.90	0.46	1.36	(0.90)	—	(0.90)	17.21
2018	17.72	0.90	(0.97)	(0.07)	(0.90)	—	(0.90)	16.75
2017	17.14	0.90	0.62	1.52	(0.94)	—	(0.94)	17.72
Class C (12/06)
2021	16.74	0.63	1.18	1.81	(0.70)	—	(0.70)	17.85
2020	17.21	0.70	(0.44)	0.26	(0.73)	—	(0.73)	16.74
2019	16.77	0.78	0.44	1.22	(0.78)	—	(0.78)	17.21
2018	17.73	0.77	(0.96)	(0.19)	(0.77)	—	(0.77)	16.77
2017	17.15	0.77	0.62	1.39	(0.81)	—	(0.81)	17.73
Class R6 (06/16)
2021	16.77	0.83	1.18	2.01	(0.89)	—	(0.89)	17.89
2020	17.25	0.89	(0.46)	0.43	(0.91)	—	(0.91)	16.77
2019	16.79	0.95	0.46	1.41	(0.95)	—	(0.95)	17.25
2018	17.74	0.97	(0.97)	—	(0.95)	—	(0.95)	16.79
2017	17.15	0.95	0.62	1.57	(0.98)	—	(0.98)	17.74
Class I (12/06)
2021	16.74	0.81	1.19	2.00	(0.88)	—	(0.88)	17.86
2020	17.22	0.87	(0.45)	0.42	(0.90)	—	(0.90)	16.74
2019	16.77	0.95	0.44	1.39	(0.94)	—	(0.94)	17.22
2018	17.73	0.94	(0.95)	(0.01)	(0.95)	—	(0.95)	16.77
2017	17.14	0.95	0.62	1.57	(0.98)	—	(0.98)	17.73
30

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

11.79%	$ 597,657	0.99%	4.32%	14%
2.33	458,391	1.03	4.97	37
8.45	416,289	1.03	5.44	34
(0.39)	383,353	1.03	5.20	30
9.11	458,980	1.04	5.19	9

10.96	232,618	1.74	3.57	14
1.63	235,790	1.78	4.21	37
7.54	260,290	1.79	4.69	34
(1.07)	276,059	1.78	4.47	30
8.31	291,647	1.79	4.46	9

12.16	944,235	0.68	4.65	14
2.66	453,348	0.69	5.32	37
8.77	382,299	0.70	5.73	34
(0.01)	673,119	0.71	5.63	30
9.42	4,021	0.72	5.51	9

12.11	3,842,118	0.74	4.57	14
2.57	2,792,500	0.78	5.20	37
8.66	2,800,599	0.78	5.69	34
(0.09)	2,650,158	0.78	5.47	30
9.43	3,035,551	0.78	5.47	9
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.
31

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of the Nuveen Preferred Securities and Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.
The end of the reporting period for the Fund is September 30, 2021, and the period covered by the these Notes to Financial Statements is the fiscal year ended September 30, 2021 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R6 and Class I Shares are sold without an upfront sales charge. Class R3 Shares were also sold without an up-front sales charge and converted to Class A Shares after the close of business on June 4, 2021.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund's normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
32

Foreign Currency Transactions and Translation
The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the Fund's investments in non-U.S. securities were as follows:
	Value	% of Net Assets
Country:
United Kingdom	$ 750,486,240	13.4%
Switzerland	413,530,277	7.4
France	327,406,408	5.8
Spain	137,443,156	2.5
Australia	123,128,518	2.2
Netherlands	109,163,391	1.9
Canada	98,034,282	1.7
Germany	89,108,418	1.6
Italy	79,529,229	1.4
Other	249,432,232	4.4
Total non-U.S. securities	$2,377,262,151	42.3%
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis and includes accretion of discount and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net value of settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
33

Notes to Financial Statements (continued)
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund's investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Fund's financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund's financial statements.
3.  Investment Valuation and Fair Value Measurements
The Fund's investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
34

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Fund's investments as of the end of the reporting period, based on the inputs used to value them:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$ —	$2,659,170,403	$ —	$2,659,170,403
Contingent Capital Securities	—	1,943,624,980	—	1,943,624,980
$25 Par (or similar) Retail Preferred	744,481,318	200,403,997**	—	944,885,315
Investments Purchased with Collateral from Securities Lending	40,026,580	—	—	40,026,580
Short-Term Investments:
Repurchase Agreements	—	25,899,698	—	25,899,698
Investments in Derivatives:
Futures Contracts***	2,069,139	—	—	2,069,139
Total	$786,577,037	$4,829,099,078	$ —	$5,615,676,115

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
4.  Portfolio Securities and Investments in Derivatives
Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Fixed Income Clearing Corporation	$25,899,698	$(26,417,762)
35

Notes to Financial Statements (continued)
Securities Lending
The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by the Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received were as follows:
Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
$1,000 Par (or similar) Institutional Preferred	$23,085,088	$23,654,860
Contingent Capital Securities	$ 4,338,862	$ 4,415,580
$25 Par (or similar) Retail Preferred	$10,204,517	$11,956,140
	$37,628,467	$40,026,580
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities, but excluding derivative transactions and securities purchased with collateral from securities lending) during the current fiscal period aggregated $2,048,240,002 and $660,554,526, respectively.
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
36

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, the Fund invested in interest rate futures to reduce the duration of its preferred stock portfolio.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$179,520,765

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts**	$2,069,139	—	$ —
** Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivative location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$2,358,134	$2,722,673
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
37

Notes to Financial Statements (continued)
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 9/30/21		Year Ended 9/30/20
	Shares	Amount	Shares	Amount
Shares sold:
Class A	11,922,417	$ 210,085,022	11,753,037	$ 195,406,185
Class A – automatic conversion of Class C Shares	7,509	132,718	—	—
Class A - automatic conversion of Class R3 Shares	251,245	4,479,699	—	—
Class C	2,577,549	45,555,914	3,018,249	51,114,830
Class R3(1)	86,505	1,512,818	192,889	2,723,003
Class R6	37,067,835	656,128,075	14,148,938	226,588,031
Class I	90,130,117	1,593,509,790	96,458,330	1,593,997,999
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,271,233	22,429,537	1,221,797	20,313,209
Class C	498,716	8,791,619	598,821	9,968,473
Class R3(1)	6,683	117,913	5,584	92,139
Class R6	1,882,645	33,386,241	1,328,993	22,125,087
Class I	7,802,803	137,837,268	7,633,690	127,195,547
	153,505,257	2,713,966,614	136,360,328	2,249,524,503
Shares redeemed:
Class A	(7,352,832)	(129,339,236)	(9,769,365)	(160,262,711)
Class C	(4,122,450)	(72,507,967)	(4,650,693)	(76,526,327)
Class C – automatic conversion to Class A Shares	(7,505)	(132,718)	—	—
Class R3(1)	(21,135)	(375,110)	(97,306)	(1,565,508)
Class R3 – automatic conversion to Class A Shares	(249,565)	(4,479,699)	—	—
Class R6	(13,198,700)	(232,626,251)	(10,616,657)	(172,880,021)
Class I	(49,578,571)	(874,628,412)	(99,967,576)	(1,625,531,165)
	(74,530,758)	(1,314,089,393)	(125,101,597)	(2,036,765,732)
Net increase (decrease)	78,974,499	$ 1,399,877,221	11,258,731	$ 212,758,771

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2021.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$5,264,412,739
Gross unrealized:
Appreciation	$ 363,313,332
Depreciation	(12,049,956)
Net unrealized appreciation (depreciation) of investments	$ 351,263,376
38

Permanent differences, primarily due to treatment of notional principal contracts, bond premium amortization adjustments and complex securities character adjustments, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2021, the Fund’s tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2021, the Fund's tax year end, were as follows:

Undistributed net ordinary income[1,2]	$11,543,987
Undistributed net long-term capital gains	—

[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2021 through September 30, 2021 and paid October 1, 2021.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's tax years ended September 30, 2021 and September 30, 2020 was designated for purposes of the dividends paid deduction as follows:
2021
Distributions from net ordinary income[2]	$232,436,444
Distributions from net long-term capital gains	—

2020
Distributions from net ordinary income[2]	$207,046,837
Distributions from net long-term capital gains	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of September 30, 2021, the Fund's tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$ 83,014,035
Long-term	83,802,462
Total	$166,816,497
During the Fund's tax year ended September 30, 2021, the Fund utilized $10,564,269 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $5 billion	0.4500
For net assets over $10 billion	0.4375
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
39

Notes to Financial Statements (continued)
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2021, the complex-level fee rate for the Fund was 0.1536%.
The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.
Distribution and Service Fees
The Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incurred a 0.25% annual 12b-1 distribution fee and 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Fund and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$1,450,511
Paid to financial intermediaries (Unaudited)	1,334,565
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$905,319
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$370,117
40

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$64,593
8.  Borrowings Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
41

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% of DRD	56.1%
% of QDI	100.0%
The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the periods ending December 31, 2020 and September 30, 2021:

October 1, 2020 through December 31, 2020	7.6%
January 1, 2021 through September 30, 2021	10.3%
The Fund had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code for the taxable year ended September 30, 2021:

% of Section 163(j) Interest Dividends	13.2%
Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
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Additional Fund Information (Unaudited) (continued)

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
43

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.
ICE BofA Contingent Capital USD Hedged Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns do not include the effects of any sales charges or management fees.
44

ICE BofA Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE BofA U.S. All Capital Securities Index: An index that is comprised of a subset of the ICE BofA U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofA U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.
ICE USD Contingent Capital Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns do not include the effects of any sales charges or management fees.
Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Option-adjusted spread (OAS): The option-adjusted spread (OAS) for a fixed-income security is the amount of yield that would need to be added to each of the discount rates used to value each of the security’s cash flows (typically based on the yields of U.S. Treasury securities) so that the sum of the discounted value of all of the security’s cash flows matches its market price, using a dynamic pricing model that takes into account any embedded options, such as call features, applicable to the security.
Preferred Securities and Income Blended Benchmark (Old): A blended benchmark that is comprised of 65% ICE BofA Fixed Rate Preferred Securities Index + 35% Bloomberg Capital Securities Index until 12/30/2013, and thereafter 60% ICE BofA US All Capital Securities Index + 40% ICE BofA Contingent Capital Securities (USD Hedged) Index (COCO). Index returns do not include the effects of any sales charges or management fees.
Preferred Securities and Income Blended Benchmark (New) (effective January 29, 2021): A blended benchmark that is comprised of 65% ICE BofA Fixed Rate Preferred Securities Index + 35% Bloomberg Capital Securities Index until 12/30/2013, and thereafter 60% ICE BofA US All Capital Securities Index + 40% ICE BofA USD Contingent Capital Index (CDLR). Index returns do not include the effects of any sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.
45

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to the Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
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The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and the Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Fund.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
48

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board noted that although the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for such periods. Although the Fund’s performance was below the performance of its blended benchmark for the three- and five-year periods ended March 31, 2021, the Fund outperformed its blended benchmark for the one-year period ended March 31, 2021. The Fund also ranked in the first quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and the second quartile for the three- and five-year periods ended March 31, 2021. Further, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its blended benchmark for the three- and five-year periods, the Fund outperformed its blended benchmark for the one-year period. The Fund also ranked in the first quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject
49

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Fund.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were in line with the respective peer averages.
Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; hedge funds managed by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that the Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee) and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser, the hedge funds advised by the Sub-Adviser (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
50

3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s
51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020), including the permanent expense cap applicable to the Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.
52

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 26, 2021 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, Nuveen California High Yield Municipal Bond Fund determined that it would hold a minimum of 25% of its assets in highly liquid investments, and it maintained at least that amount during the Review period. Nuveen California Municipal Bond Fund, primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments. However, the Nuveen California High Yield Municipal Bond Fund exceeded the 15% limit on Illiquid investments for two business days after the end of the Review Period, which will be discussed in next year’s annual shareholder report in connection with discussing the operations of that Fund’s liquidity risk management program during 2020.
53

Trustees and Officers
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	143
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	143
54

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	143
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	143
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	143
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	143
55

Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	143
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	143
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	143
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	143
56

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	143
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
57

Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly. Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
58

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
59

Notes
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Notes
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Notes
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Notes

63

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-INV5-0921P1893901-INV-Y-11/22

Mutual Funds
30 September 2021
Nuveen Taxable Fixed
Income Fund
Fund Name	Class A	Class C	Class R6	Class I
Nuveen NWQ Flexible Income Fund	NWQAX	NWQCX	NQWFX	NWQIX
Effective December 31, 2021, the Fund will remove “NWQ” from its name. Please see the Portfolio Managers’ Comments and Notes to Financial Statements sections of this Annual Report for more information
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Fundelectronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year and a half has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a period marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
Global economies have largely recovered from the pandemic-driven downturns with the help of vaccines and extraordinary support measures from governments and central banks. Since the crisis began, the U.S. government has enacted six relief measures totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations. More recently, Congress passed a $1 trillion infrastructure spending plan, funding upgrades to road, rail and air transportation, broadband internet, and power and water systems.
Nevertheless, pandemic-related impacts continue to weigh on the outlook, particularly regarding inflation. The spread of the COVID-19 delta variant this year has exacerbated shortages of raw materials and labor, which contributed to inflation staying elevated for longer than expected. In response, some central banks, including the U.S. Federal Reserve, are beginning to reduce pandemic-era stimulus measures while other central banks have already started raising interest rates. The timing of monetary policy normalization will be a key focus in the markets, as will the progression of the virus, which can be difficult to predict given uneven vaccination rates around the world and new variants such as delta. Other key pieces of legislation also remain on the horizon in the U.S., including a $1.75 trillion social spending plan and raising the nation’s borrowing limit (known as the debt ceiling).
Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
During this time of economic uncertainty, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.
On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chair of the Board
November 22, 2021

Portfolio Managers’
Comments
Nuveen NWQ Flexible Income Fund
The Nuveen NWQ Flexible Income Fund features portfolio management by NWQ Investment Management Company, LLC ("NWQ"), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Thomas J. Ray, CFA, and Susi Budiman, CFA, FRM, are the portfolio managers for the Fund.
Upcoming Sub-Adviser and Fund Name Change
On August 3, 2021, the Fund’s Board of Trustees approved an amended and restated sub‐advisory agreement for the Fund, effective on December 31, 2021, between Nuveen Fund Advisors, LLC (“NFAL”), the Fund’s investment adviser, and Nuveen Asset Management, LLC (“NAM”), pursuant to which NAM will assume portfolio management responsibilities for the Fund under substantially identical terms as those in the Fund’s existing sub-advisory agreement between NFAL and NWQ. NAM and NWQ are both affiliates of NFAL and are subsidiaries of Nuveen, LLC. In connection therewith, the Board of Trustees also approved that the Fund be renamed Nuveen Flexible Income Fund, effective December 31, 2021.
The Fund’s portfolio management team and investment strategy will not be affected by these changes.
Here the portfolio management team discusses economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended September 30, 2021. For more information on the Funds’ investment objectives and policies, please refer to the prospectus.
What factors affected the economy and the markets during the twelve-month annual reporting period ended September 30, 2021?
Supported by massive fiscal and monetary stimulus and economic reopening, the U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID‐19 crisis and containment measures. The federal government’s relief measures have totaled approximately $5.3 trillion across six aid packages, which included direct payments to individuals and families, expanded unemployment insurance, loans to large and small businesses, funding for hospitals and health agencies, state and local governments, education and public health/vaccinations. Additionally, after the close of this reporting period, Congress approved a $1 trillion infrastructure and jobs plan in November 2021, which funds improvements to roads/bridges, broadband internet, airports and ports, and water and power systems. The U.S. Federal Reserve (Fed) has maintained short‐term interest rates near zero and enacted credit facilities to help keep the financial system stable, lowering borrowing costs for businesses and individuals.
By the start of this reporting period, markets had largely stabilized from the initial shock of the health crisis. In March 2020, equity and commodity markets sold off and safe‐haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill‐timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non‐
OPEC member Russia amplified price volatility. In late 2020, the announcement of high efficacy rates in several COVID‐19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021,

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
which contributed to risk‐on sentiment in the markets. The positive sentiment was realized during the first half of 2021 as U.S. gross domestic product (GDP) expanded at an annualized rate of 6.3% in the first quarter of 2021 and 6.7% in the second quarter of 2021. However, economic growth slowed considerably in the third quarter of 2021 to a 2.0% annualized rate, dampened by the spread of the COVID‐19 delta variant and constricted supply chains, according to the “advance” estimate released by the Bureau of Economic Analysis.
Although supply bottlenecks, labor shortages and higher cost inflation have weighed on economic growth in the short term, consumer demand remains strong and COVID‐19 cases have fallen from recent peaks. Given the U.S. economy’s progress, the Fed began signaling a timeline for tapering pandemic monetary support by reducing its monthly bond purchases (which was announced at the November 2021 policy meeting, after the close of this reporting period), as well as suggested interest rate normalization that could start later in 2022. In addition to monetary policy, markets remained concerned about the political gridlock over raising the debt ceiling  –  the amount the U.S. government is allowed to borrow. (After the close of this reporting period, the government enacted a temporary increase to the debt ceiling, but Congress will need to revisit the issue in December 2021.)
What strategies were used to manage the Fund during the twelve-month reporting period ended September 30, 2021?
The investment objective of the Fund is to provide current income and positive risk‐adjusted capital appreciation. The Fund is actively managed and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team employs a bottom‐up, fundamental approach to security selection and portfolio construction in which all securities within a selected company’s capital structure are evaluated to determine the portfolio investment that may offer the most favorable risk‐adjusted return potential when accounting for factors such as yield, seniority, and liquidity. The Fund is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for potential downside protection characteristics. As a bottom‐up, fundamentally driven and high conviction strategy, the Fund employs a benchmark agnostic approach towards portfolio construction.
How did the Fund perform during the twelve-month reporting period ended September 30, 2021?
For the twelve‐month reporting period ended September 30, 2021, the Fund outperformed the Flexible Income Blended Benchmark. For purposes of this Performance Commentary references to relative performance are in comparison to the Flexible Income Blended Benchmark, which is the ICE BofA US 50% Corporate & 50% High Yield Index.
The Fund’s investments in high yield corporate bonds, convertible bonds, preferred securities and common stock all contributed to benchmark‐relative performance. Security selection in the Fund’s high yield corporate bond allocation was a primary driver of the positive relative performance, as well as out‐of‐benchmark exposures to convertible bonds, preferred securities and common stock, all of which outperformed amid the risk‐on market rally.
Top contributors to the Fund’s relative performance included an Avantor Inc. convertible preferred security, a Bath & Body Works high yield senior note, and a Nordstrom Inc. investment grade senior note. The Avantor Inc. convertible preferred security was boosted by positive news related to its exposure to COVID‐19 vaccine production. The investment team believes Avantor, a global provider of products and services to customers in the biopharma, health care, education & government, and advanced technologies & applied materials industries, will continue to generate solid free cash flow as the company enjoys high levels of recurring revenue, low customer concentration and proprietary branded services and products. The Fund continues to hold Avantor. The Bath & Body Works high yield senior note appreciated on better than expected quarterly results. Bath & Body Works saw sales improve during the reporting period on the back of robust online sales growth. Increased consumer demand for soaps and hand sanitizers, as well as a shift from spending on travel to home goods, led to stronger earnings for the company. The investment team believes the company maintains sufficient liquidity to support business and financing needs moving into 2022. The Fund continues to hold Bath & Body Works. Finally, the Nordstrom, Inc. investment grade senior note contributed to performance as liquidity concerns were alleviated with free cash flow turning positive and balance sheet cash increasing. Beyond the impact of the COVID‐19 crisis, the investment team believes that the company is well positioned to gain market share via the expansion of its retail footprint with Nordstrom local service hubs that offer online pickup and other services despite several permanent store closures. The Fund continues to hold Nordstrom.

Holdings which offset some of the outperformance included an Air Products & Chemicals investment grade senior note and Nintendo Co., Ltd. common stock. Air Products & Chemicals produces industrial gases as well as a variety of polymer and performance chemicals. The bonds underperformed mainly as a result of the sharp rise in interest rates during the first quarter of 2021 given their generally longer duration. The investment team subsequently exited the position and reallocated to better relative value opportunities. The common stock of Nintendo Co., Ltd. was another detractor from relative performance. Despite weakness over the reporting period, Nintendo had better than expected Switch unit sales, software sales, and an improved digital sales ratio. Their recent release of the mobile game, Pokémon Unite, has received substantial downloads and player spending in the early innings. The investment team believes the company is well positioned and the stock is undervalued. The Fund continues to hold Nintendo.
There were call options written on Applied Materials, Inc. during the period to partially hedge against the long common stock position in the Fund's portfolio. The call options had a negligible impact on performance during the reporting period.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.
Dividend Information
The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Flexible Income Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of September 30, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/09/09	8.71%	5.72%	6.97%	1.04%	0.96%
Class A Shares at maximum Offering Price	12/09/09	3.55%	4.69%	6.45%	-	-
Bloomberg U.S. Aggregate Bond Index	-	(0.90)%	2.94%	3.01%	-	-
Flexible Income Blended Benchmark***[1]	-	6.57%	5.53%	6.14%	-	-
ICE BofA Fixed Rate Preferred Securities Index	-	6.86%	5.54%	6.79%	-	-
Lipper Flexible Income Funds Classification Average	-	9.41%	5.21%	6.27%	-	-
Class C Shares	12/09/09	7.97%	4.95%	6.32%	1.79%	1.71%
Class I Shares	12/09/09	9.02%	5.98%	7.25%	0.79%	0.71%

	Total Returns as of September 30, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	9.09%	6.09%	6.74%	0.72%	0.64%
*       Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**       The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2023, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% (1.25% after July 31, 2023) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2023, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
***      The Flexible Income Blended Benchmark consist of the ICE BofA US 50% Corporate & 50% High Yield Index.
1      For purpose of Fund performance, relative results are measured against this index/benchmark.

Growth of an Assumed $10,000 Investment as of September 30, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Yields    as of September 30, 2021
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium or discounts.
Nuveen NWQ Flexible Income Fund
	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	4.00%	3.43%	4.47%	4.41%
SEC 30-Day Yield - Subsidized	2.25%	1.61%	2.65%	2.60%
SEC 30-Day Yield - Unsubsidized	2.20%	1.57%	2.60%	2.55%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of September 30, 2021
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Nuveen NWQ Flexible Income Fund
Fund Allocation (% of net assets)
Corporate Bonds	50.3%
$1,000 Par (or similar) Institutional Preferred	18.7%
Common Stocks	12.0%
Convertible Preferred Securities	7.4%
$25 Par (or similar) Retail Preferred	4.8%
Structured Notes	3.1%
Convertible Bonds	1.2%
Investments Purchased with Collateral from Securities Lending	0.7%
Repurchase Agreements	2.9%
Other Assets Less Liabilities	(1.1)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
McDonald's Corp	0.8%
Medtronic PLC	0.7%
Cisco Systems Inc	0.7%
Walmart Inc	0.7%
Bristol-Myers Squibb Co	0.7%
Portfolio Composition (% of net assets)
Banks	9.2%
Media	7.2%
Technology Hardware, Storage & Peripherals	5.7%
Electric Utilities	5.3%
Health Care Providers & Services	4.5%
Semiconductors & Semiconductor Equipment	4.4%
Consumer Finance	3.8%
Automobiles	3.3%
Oil, Gas & Consumable Fuels	2.9%
Multi-Utilities	2.9%
Capital Markets	2.8%
Machinery	2.4%
Insurance	2.3%
Food & Staples Retailing	2.3%
Auto Components	2.2%
Life Sciences Tools & Services	2.2%
Specialty Retail	2.0%
Hotels, Restaurants & Leisure	2.0%
Chemicals	1.8%
Equity Real Estate Investment Trust	1.7%
Metals & Mining	1.6%
Communications Equipment	1.5%
Diversified Telecommunication Services	1.5%
Other [1]	18.9%
Structured Notes	3.1%
Investments Purchased with Collateral from Securities Lending	0.7%
Repurchase Agreements	2.9%
Other Assets Less Liabilities	(1.1)%
Net Assets	100%
Bond Credit Quality (% of total investment exposure)
A	3.6%
BBB	41.1%
BB or Lower	48.0%
N/R (not rated)	7.3%
Total	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2021.
The beginning of the period is April 1, 2021.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen NWQ Flexible Income Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,035.87	$1,032.51	$1,037.66	$1,037.06
Expenses Incurred During the Period	$ 4.85	$ 8.66	$ 3.27	$ 3.57
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.31	$1,016.55	$1,021.86	$1,021.56
Expenses Incurred During the Period	$ 4.81	$ 8.59	$ 3.24	$ 3.55
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.95%, 1.70%, 0.64%, and 0.70% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Nuveen Investment Trust V:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Nuveen NWQ Flexible Income Fund (one of the funds comprising Nuveen Investment Trust V) (the Fund), including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
November 24, 2021

Nuveen NWQ Flexible Income Fund
Portfolio of Investments    September 30, 2021
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 97.5%
	CORPORATE BONDS – 50.3%
	Auto Components – 0.7%
$ 6,320	Adient US LLC, 144A	9.000%	4/15/25	BB-	$6,825,600
4,265	American Axle & Manufacturing Inc, (3)	6.500%	4/01/27	B+	4,446,262
2,000	Dana Financing Luxembourg Sarl, 144A	5.750%	4/15/25	BB+	2,062,800
12,585	Total Auto Components				13,334,662
	Automobiles – 2.6%
10,810	Ford Motor Co	8.500%	4/21/23	BB+	11,890,350
7,635	Ford Motor Co	9.000%	4/22/25	BB+	9,181,317
20,780	General Motors Co	6.600%	4/01/36	BBB	27,894,241
39,225	Total Automobiles				48,965,908
	Banks – 0.3%
4,650	CIT Group Inc	5.000%	8/01/23	BBB-	4,969,688
	Beverages – 0.9%
3,225	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc	4.900%	2/01/46	BBB+	3,964,218
10,560	Anheuser-Busch InBev Finance Inc	4.900%	2/01/46	BBB+	13,083,636
13,785	Total Beverages				17,047,854
	Biotechnology – 0.5%
8,760	Emergent BioSolutions Inc, 144A	3.875%	8/15/28	BB-	8,519,100
	Capital Markets – 0.9%
6,060	Donnelley Financial Solutions Inc	8.250%	10/15/24	B+	6,202,410
2,685	Morgan Stanley	5.875%	3/15/70	Baa3	3,098,956
5,990	Raymond James Financial Inc	4.950%	7/15/46	A-	7,737,135
14,735	Total Capital Markets				17,038,501
	Chemicals – 1.8%
9,000	Ashland LLC	6.875%	5/15/43	BB+	11,745,000
21,689	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc, 144A	5.375%	9/01/25	B	22,014,335
30,689	Total Chemicals				33,759,335
	Communications Equipment – 0.8%
4,925	Viasat Inc, 144A	5.625%	9/15/25	BB-	4,991,154
9,200	Viasat Inc, 144A	5.625%	4/15/27	BB+	9,591,000
14,125	Total Communications Equipment				14,582,154

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Consumer Finance – 0.8%
$ 9,289	Ally Financial Inc	5.750%	11/20/25	Baa3	$10,621,490
4,035	Capital One Financial Corp	3.950%	9/01/70	Baa3	4,156,050
13,324	Total Consumer Finance				14,777,540
	Containers & Packaging – 1.2%
16,875	Sealed Air Corp, 144A	6.875%	7/15/33	BB+	22,045,162
	Diversified Telecommunication Services – 1.1%
2,235	Embarq Corp	7.995%	6/01/36	BB	2,396,791
11,707	GCI LLC, 144A	4.750%	10/15/28	B	12,290,031
5,567	Lumen Technologies Inc	7.650%	3/15/42	BB	6,235,040
19,509	Total Diversified Telecommunication Services				20,921,862
	Electric Utilities – 1.2%
6,075	Edison International	5.750%	6/15/27	BBB-	6,994,837
2,200	PG&E Corp	5.250%	7/01/30	BB	2,252,250
13,350	Vistra Operations Co LLC, 144A	5.000%	7/31/27	BB+	13,783,875
21,625	Total Electric Utilities				23,030,962
	Entertainment – 0.4%
6,875	Liberty Interactive LLC	8.500%	7/15/29	BB	7,803,125
	Equity Real Estate Investment Trust – 1.3%
6,805	Crown Castle International Corp	3.300%	7/01/30	BBB+	7,252,386
5,475	Iron Mountain Inc, 144A	4.875%	9/15/29	BB-	5,735,063
10,400	Office Properties Income Trust	4.500%	2/01/25	BBB-	11,147,864
22,680	Total Equity Real Estate Investment Trust				24,135,313
	Food & Staples Retailing – 1.6%
17,389	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A	7.500%	3/15/26	BB	18,780,120
10,210	SEG Holding LLC / SEG Finance Corp, 144A	5.625%	10/15/28	BB-	10,643,925
27,599	Total Food & Staples Retailing				29,424,045
	Health Care Providers & Services – 3.8%
9,025	Centene Corp	4.625%	12/15/29	BBB-	9,835,445
1,148	Encompass Health Corp	5.750%	9/15/25	B+	1,169,525
4,425	Encompass Health Corp	4.750%	2/01/30	B+	4,653,994
2,900	Encompass Health Corp	4.625%	4/01/31	B+	3,048,045
5,750	HCA Inc	5.875%	5/01/23	Baa3	6,181,365
7,300	HCA Inc	5.125%	6/15/39	BBB-	9,058,887
17,652	MEDNAX Inc, 144A	6.250%	1/15/27	B+	18,556,665
6,345	Molina Healthcare Inc, 144A	3.875%	11/15/30	BB-	6,630,525
4,050	Tenet Healthcare Corp, 144A	7.500%	4/01/25	B+	4,298,063
8,560	Tenet Healthcare Corp, 144A	4.250%	6/01/29	B+	8,688,400
67,155	Total Health Care Providers & Services				72,120,914

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    September 30, 2021
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Hotels, Restaurants & Leisure – 1.2%
$ 17,925	McDonald's Corp	4.875%	12/09/45	BBB+	$ 22,790,761
	Interactive Media & Services – 1.0%
17,940	TripAdvisor Inc, 144A	7.000%	7/15/25	BB-	19,016,400
	IT Services – 0.5%
8,390	Alliance Data Systems Corp, 144A	4.750%	12/15/24	N/R	8,593,525
	Life Sciences Tools & Services – 0.6%
9,875	Avantor Funding Inc, 144A	4.625%	7/15/28	BB	10,393,437
	Machinery – 2.4%
8,690	ATS Automation Tooling Systems Inc, 144A	4.125%	12/15/28	B+	8,911,856
13,170	Harsco Corp, 144A	5.750%	7/31/27	B+	13,647,413
7,675	Roller Bearing Co of America Inc, 144A, (WI/DD, Settling 10/07/21)	4.375%	10/15/29	B+	7,866,875
12,930	Stevens Holding Co Inc, 144A	6.125%	10/01/26	BB-	13,948,237
42,465	Total Machinery				44,374,381
	Media – 6.1%
7,650	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	5.125%	5/01/27	BB+	7,966,021
14,500	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	BBB-	19,713,915
8,360	DISH DBS Corp	7.750%	7/01/26	B2	9,440,321
7,450	DISH DBS Corp	5.125%	6/01/29	B2	7,299,436
18,324	Nexstar Media Inc, 144A	5.625%	7/15/27	B+	19,386,334
4,350	Nexstar Media Inc, 144A	4.750%	11/01/28	B+	4,512,516
9,255	Sirius XM Radio Inc, 144A	4.000%	7/15/28	BB	9,411,178
26,204	ViacomCBS Inc	6.875%	4/30/36	BBB	37,446,589
96,093	Total Media				115,176,310
	Metals & Mining – 1.4%
6,600	ArcelorMittal SA	7.000%	10/15/39	BBB-	9,314,250
5,000	Constellium SE, 144A	3.750%	4/15/29	B	4,869,600
8,600	Southern Copper Corp	5.875%	4/23/45	BBB+	11,627,200
20,200	Total Metals & Mining				25,811,050
	Mortgage Real Estate Investment Trust – 0.2%
3,850	HAT Holdings I LLC / HAT Holdings II LLC, 144A	6.000%	4/15/25	BB+	4,023,250
	Multiline Retail – 1.0%
19,344	Nordstrom Inc, (3)	5.000%	1/15/44	BBB-	18,969,239
	Multi-Utilities – 0.4%
6,425	Consolidated Edison Co of New York Inc	3.950%	4/01/50	A-	7,331,443

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Oil, Gas & Consumable Fuels – 1.7%
$ 4,650	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	BBB-	$5,375,897
14,425	Enviva Partners LP / Enviva Partners Finance Corp, 144A	6.500%	1/15/26	BB-	14,920,859
9,939	Phillips 66	4.650%	11/15/34	A3	11,850,238
29,014	Total Oil, Gas & Consumable Fuels				32,146,994
	Professional Services – 0.3%
5,495	Clarivate Science Holdings Corp, 144A	3.875%	7/01/28	B1	5,495,000
	Real Estate Management & Development – 0.4%
8,306	Greystar Real Estate Partners LLC, 144A	5.750%	12/01/25	BB-	8,430,590
	Road & Rail – 1.0%
15,229	XPO CNW Inc	6.700%	5/01/34	B+	18,678,673
	Semiconductors & Semiconductor Equipment – 2.7%
19,258	Amkor Technology Inc, 144A	6.625%	9/15/27	BB	20,630,132
16,870	Broadcom Inc, 144A	3.187%	11/15/36	BBB-	16,821,010
7,250	Entegris Inc, 144A	4.375%	4/15/28	BB	7,594,375
3,500	Lam Research Corp	4.875%	3/15/49	A2	4,717,921
46,878	Total Semiconductors & Semiconductor Equipment				49,763,438
	Software – 1.5%
7,800	SS&C Technologies Inc, 144A	5.500%	9/30/27	B+	8,236,273
16,900	VMware Inc	4.700%	5/15/30	Baa2	19,922,491
24,700	Total Software				28,158,764
	Specialty Retail – 2.0%
15,181	Bath & Body Works Inc	6.875%	11/01/35	BB	19,052,155
8,730	Gap Inc, 144A	3.625%	10/01/29	BB	8,751,825
10,155	Gap Inc, 144A	3.875%	10/01/31	BB	10,155,000
34,066	Total Specialty Retail				37,958,980
	Technology Hardware, Storage & Peripherals – 4.1%
34,044	Hewlett Packard Enterprise Co	6.350%	10/15/45	BBB+	45,709,919
8,269	NCR Corp, 144A	5.250%	10/01/30	BB-	8,670,294
9,529	Seagate HDD Cayman	4.875%	6/01/27	BB+	10,722,031
10,335	Seagate HDD Cayman	4.091%	6/01/29	BB+	10,851,750
62,177	Total Technology Hardware, Storage & Peripherals				75,953,994
	Tobacco – 0.8%
12,625	Altria Group Inc	5.800%	2/14/39	A3	15,524,734
	Trading Companies & Distributors – 1.1%
12,600	Ashtead Capital Inc, 144A	4.000%	5/01/28	BBB-	13,391,198
4,875	United Rentals North America Inc	5.250%	1/15/30	BB	5,338,125

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    September 30, 2021
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Trading Companies & Distributors (continued)
$ 1,775	United Rentals North America Inc	3.875%	2/15/31	BB	$ 1,819,375
19,250	Total Trading Companies & Distributors				20,548,698
$ 834,443	Total Corporate Bonds (cost $862,504,145)				941,615,786

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 18.7%
	Auto Components – 1.5%
$ 7,160	Dana Inc	4.250%	9/01/30	BB+	$7,363,701
19,955	Goodyear Tire & Rubber Co, 144A	5.250%	7/15/31	BB-	21,252,075
	Total Auto Components				28,615,776
	Automobiles – 0.7%
3,613	General Motors Financial Co Inc	5.700%	N/A (4)	BB+	4,159,466
8,413	General Motors Financial Co Inc, (3)	6.500%	N/A (4)	BB+	9,485,658
	Total Automobiles				13,645,124
	Banks – 6.2%
3,375	Bank of America Corp	6.250%	N/A (4)	BBB+	3,712,500
14,726	Bank of America Corp	6.500%	N/A (4)	BBB+	16,478,394
4,815	Bank of America Corp	6.300%	N/A (4)	BBB+	5,585,400
7,725	CIT Group Inc	5.800%	N/A (4)	Ba3	7,889,156
25,871	Citigroup Inc	6.250%	N/A (4)	BBB-	29,951,115
3,000	JPMorgan Chase & Co	6.100%	N/A (4)	BBB+	3,260,400
18,425	JPMorgan Chase & Co	6.750%	N/A (4)	BBB+	20,221,438
3,225	Lloyds Bank PLC, 144A	12.000%	N/A (4)	Baa3	3,329,232
14,377	PNC Financial Services Group Inc, (3-Month LIBOR reference rate + 3.678% spread), (5)	3.804%	N/A (4)	Baa2	14,412,094
5,925	Wells Fargo & Co	5.875%	N/A (4)	Baa2	6,603,472
4,883	Zions Bancorp NA	7.200%	N/A (4)	BB+	5,283,113
	Total Banks				116,726,314
	Capital Markets – 1.2%
6,600	Ares Finance Co III LLC, 144A	4.125%	6/30/51	BBB	6,830,749
6,575	Goldman Sachs Group Inc	3.650%	N/A (4)	BBB-	6,583,219
7,075	Goldman Sachs Group Inc	5.300%	N/A (4)	BBB-	7,801,602
350	Goldman Sachs Group Inc	4.950%	N/A (4)	BBB-	371,000
	Total Capital Markets				21,586,570
	Consumer Finance – 2.3%
20,627	Ally Financial Inc	4.700%	N/A (4)	BB-	21,469,300
11,300	Ally Financial Inc	4.700%	N/A (4)	BB-	11,808,500

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Consumer Finance (continued)
$ 9,875	American Express Co	3.550%	N/A (4)	Baa2	$ 10,061,144
	Total Consumer Finance				43,338,944
	Electric Utilities – 2.5%
23,745	Emera Inc	6.750%	6/15/76	BB+	28,233,042
15,390	NextEra Energy Capital Holdings Inc	5.650%	5/01/79	BBB	18,052,464
	Total Electric Utilities				46,285,506
	Food Products – 0.5%
3,200	Land O' Lakes Inc, 144A	7.000%	N/A (4)	BB	3,384,000
3,300	Land O' Lakes Inc, 144A	7.250%	N/A (4)	BB	3,547,500
2,042	Land O' Lakes Inc, 144A	8.000%	N/A (4)	BB	2,200,255
	Total Food Products				9,131,755
	Insurance – 1.0%
4,950	Enstar Finance LLC	5.750%	9/01/40	BB+	5,274,581
10,255	Liberty Mutual Group Inc, 144A, (3)	7.800%	3/15/37	Baa3	13,773,615
	Total Insurance				19,048,196
	Media – 0.3%
5,650	DISH DBS Corp	7.375%	7/01/28	B2	5,991,684
	Multi-Utilities – 0.5%
8,721	Sempra Energy	4.875%	N/A (4)	BBB-	9,462,285
	Oil, Gas & Consumable Fuels – 0.8%
12,781	Transcanada Trust	5.875%	8/15/76	BBB	14,314,720
	Technology Hardware, Storage & Peripherals – 1.2%
10,170	Dell International LLC / EMC Corp	6.020%	6/15/26	BBB	12,097,497
9,800	NCR Corp, 144A	5.125%	4/15/29	N/R	10,106,250
	Total Technology Hardware, Storage & Peripherals				22,203,747
	Total $1,000 Par (or similar) Institutional Preferred (cost $344,556,404)				350,350,621

Shares	Description (1)	Value
	COMMON STOCKS – 12.0%
	Aerospace & Defense – 0.8%
47,400	General Dynamics Corp	$9,291,822
268,300	Thales SA, Sponsored ADR	5,211,727
	Total Aerospace & Defense	14,503,549
	Banks – 0.3%
105,900	Wells Fargo & Co	4,914,819

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    September 30, 2021
Shares	Description (1)	Value
	Capital Markets – 0.4%
353,084	Ares Capital Corp, (3), (6)	$ 7,178,198
	Communications Equipment – 0.7%
257,000	Cisco Systems Inc	13,988,510
	Diversified Telecommunication Services – 0.4%
281,900	AT&T Inc	7,614,119
	Electric Utilities – 0.5%
86,100	Entergy Corp	8,550,591
	Electrical Equipment – 0.4%
222,600	nVent Electric PLC	7,196,658
	Entertainment – 0.5%
169,500	Nintendo Co Ltd, Sponsored ADR	10,042,875
	Equity Real Estate Investment Trust – 0.2%
157,300	Healthcare Realty Trust Inc	4,684,394
	Food & Staples Retailing – 0.7%
96,000	Walmart Inc	13,380,480
	Health Care Equipment & Supplies – 0.7%
111,800	Medtronic PLC	14,014,130
	Health Care Providers & Services – 0.7%
44,600	Cigna Corp	8,927,136
112,100	Fresenius Medical Care AG & Co KGaA, Sponsored ADR	3,920,137
	Total Health Care Providers & Services	12,847,273
	Hotels, Restaurants & Leisure – 0.8%
60,000	McDonald's Corp	14,466,600
	Independent Power & Renewable Electricity Producers – 0.5%
124,867	NextEra Energy Partners LP	9,409,977
	Industrial Conglomerates – 0.5%
109,325	Siemens AG, Sponsored ADR	8,979,955
	Metals & Mining – 0.2%
75,400	BHP Group PLC, Sponsored ADR, (3)	3,822,026
	Multi-Utilities – 0.5%
70,091	Sempra Energy	8,866,512
	Oil, Gas & Consumable Fuels – 0.4%
117,900	Valero Energy Corp	8,320,203

Shares	Description (1)	Value
	Pharmaceuticals – 1.4%
84,500	AstraZeneca PLC, Sponsored ADR	$5,075,070
209,800	Bristol-Myers Squibb Co	12,413,866
245,500	GlaxoSmithKline PLC, Sponsored ADR, (3)	9,380,555
	Total Pharmaceuticals	26,869,491
	Road & Rail – 0.4%
139,700	Knight-Swift Transportation Holdings Inc	7,145,655
	Semiconductors & Semiconductor Equipment – 0.5%
73,600	Applied Materials Inc	9,474,528
	Technology Hardware, Storage & Peripherals – 0.5%
647,400	Hewlett Packard Enterprise Co	9,225,450
	Total Common Stocks (cost $214,388,464)	225,495,993

Shares	Description (1)	Coupon	Ratings (2)	Value
	CONVERTIBLE PREFERRED SECURITIES – 7.4%
	Banks – 1.7%
5,870	Bank of America Corp	7.250%	BBB+	$8,467,005
15,930	Wells Fargo & Co	7.500%	Baa2	23,608,260
	Total Banks			32,075,265
	Electric Utilities – 1.1%
132,600	NextEra Energy Inc	4.872%	A-	7,771,686
246,000	NextEra Energy Inc	6.219%	BBB	12,573,060
	Total Electric Utilities			20,344,746
	Health Care Technology – 0.7%
183,850	Change Healthcare Inc	6.000%	N/R	12,792,283
	Life Sciences Tools & Services – 1.6%
241,750	Avantor Inc	6.250%	N/R	30,438,743
	Multi-Utilities – 0.8%
143,600	Dominion Energy Inc	7.250%	BBB-	13,947,868
	Professional Services – 0.3%
62,100	Clarivate PLC	5.250%	N/R	5,383,449
	Semiconductors & Semiconductor Equipment – 1.2%
15,075	Broadcom Inc	8.000%	N/R	23,095,051
	Total Convertible Preferred Securities (cost $112,947,100)			138,077,405

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    September 30, 2021
Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 4.8%
	Banks – 0.7%
127,954	Citigroup Inc, (3)	7.125%	BBB-	$3,573,755
379,500	Western Alliance Bancorp, (7), (8)	4.250%	Ba1	9,851,820
	Total Banks			13,425,575
	Capital Markets – 0.3%
191,181	Morgan Stanley	7.125%	Baa3	5,450,570
	Consumer Finance – 0.7%
310,900	Capital One Financial Corp	5.000%	Baa3	8,229,523
30,679	GMAC Capital Trust I, (3)	5.910%	Ba2	774,338
145,600	Synchrony Financial	5.625%	BB-	3,881,696
	Total Consumer Finance			12,885,557
	Equity Real Estate Investment Trust – 0.2%
156,375	National Storage Affiliates Trust	6.000%	N/R	4,098,589
	Food Products – 1.0%
63,115	CHS Inc	7.875%	N/R	1,803,195
195,213	CHS Inc	7.100%	N/R	5,479,629
384,432	CHS Inc	6.750%	N/R	10,810,228
	Total Food Products			18,093,052
	Insurance – 1.3%
60,674	Argo Group US Inc, (3)	6.500%	BBB-	1,583,592
284,806	Athene Holding Ltd	6.350%	BBB	8,447,346
215,565	Athene Holding Ltd	6.375%	BBB	6,115,579
294,032	Enstar Group Ltd	7.000%	BB+	8,612,197
	Total Insurance			24,758,714
	Multi-Utilities – 0.6%
430,660	Algonquin Power & Utilities Corp, (3)	6.200%	BB+	11,920,669
	Total $25 Par (or similar) Retail Preferred (cost $84,589,775)			90,632,726

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value
	STRUCTURED NOTES – 3.1%
270,500	Citigroup Global Markets Holdings Inc., Synthetic Buy-Write Notes Based Upon the Common Stock of TripAdvisor, Inc. (Cap 116.67% of the Issue Price), 144A , (7)	14.000%	$36.2456	$42.2877	2/24/22	$9,156,449
91,700	Citigroup Global Markets Holdings Inc., Synthetic Buy-Write Notes Linked to Common Stock of Take-Two Interactive Software Inc (Cap 112.50% of the Issue Price), 144A , (7)	9.000%	$166.6159	$187.4429	12/22/21	14,357,231
200,400	JPMorgan Chase Bank, National Association Mandatory Exchangeable Note, Linked to Common Stock of Tenet Healthcare Corporation (Cap 124.75% of the Issue Price) , (7)	10.000%	$66.2820	$82.6868	11/23/21	13,451,180
144,000	Merrill Lynch International & Co. C.V., Structured Warrant, Linked to Common Stock of Micron Technology Inc. (Cap 115.22% of the Issue Price) , (7)	10.000%	$82.6648	$95.2464	1/21/22	10,534,734
167,800	Merrill Lynch International & Co. C.V., Structured Warrant, Linked to Common Stock of Teradata Corp (Cap 112.08% of the Issue Price) , (7)	0.140%	$57.6381	$64.6008	4/19/22	9,671,673
	Total Structured Notes (cost $60,172,480)					57,171,267

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 1.2%
	Media – 0.8%
$ 20,825	Liberty Interactive LLC	4.000%	11/15/29	BB	$ 16,243,500
	Wireless Telecommunication Services – 0.4%
8,925	Liberty Interactive LLC	3.750%	2/15/30	BB	6,928,031
$ 29,750	Total Convertible Bonds (cost $22,156,298)				23,171,531
	Total Long-Term Investments (cost $1,701,314,666)				1,826,515,329

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.7%
	MONEY MARKET FUNDS – 0.7%
13,127,265	State Street Navigator Securities Lending Government Money Market Portfolio, (9)	0.030% (10)	$ 13,127,265
	Total Investments Purchased with Collateral from Securities Lending (cost $13,127,265)		13,127,265

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    September 30, 2021
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.9%
	REPURCHASE AGREEMENTS – 2.9%
$ 54,482	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/21, repurchase price $54,482,145, collateralized $40,880,100 U.S. Treasury Inflation Indexed Notes, 0.125%, due 4/15/22, value $46,542,236; $9,350,700 U.S. Treasury Notes, 0.500%, due 6/30/27, value $9,029,634	0.000%	10/01/21	$ 54,482,145
	Total Short-Term Investments (cost $54,482,145)			54,482,145
	Total Investments (cost $1,768,924,076) – 101.1%			1,894,124,739
	Other Assets Less Liabilities – (1.1)% (11)			(20,567,501)
	Net Assets – 100%			$1,873,557,238

Investments in Derivatives
Options Written
Description (12)	Type	Number of Contracts	Notional Amount (13)	Exercise Price	Expiration Date	Value
Applied Materials Inc (premiums received $169,624)	Call	(361)	$(5,415,000)	$150	10/15/21	$(4,332)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $12,677,951.
(4)	Perpetual security. Maturity date is not applicable.
(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(7)	For fair value measurement disclosure purposes, investment classified as Level 2.
(8)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(9)	The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.
(10)	The rate shown is the one-day yield as of the end of the reporting period.
(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable.
(12)	Exchange-traded, unless otherwise noted.
(13)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
LIBOR	London Inter-Bank Offered Rate
N/A	Not Applicable.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
September 30, 2021

Assets
Long-term investments, at value (cost $1,701,314,666)(1)	$1,826,515,329
Investment purchased with collateral from securities lending, at value (cost approximates value)	13,127,265
Short-term investments, at value (cost approximates value)	54,482,145
Cash	3,143,570
Receivable for:
Dividends	786,090
Due from affiliate	35,558
Interest	18,713,117
Reclaims	77,976
Shares sold	3,287,657
Other assets	119,312
Total assets	1,920,288,019
Liabilities
Options written, at value (premiums received $169,624)	4,332
Payable for:
Collateral from securities lending program	13,127,265
Dividends	151,441
Investments purchased - regular settlement	17,419,236
Investments purchased - when-issued/delayed-delivery settlement	7,840,181
Shares redeemed	6,270,234
Accrued expenses:
Management fees	966,954
Trustees fees	52,177
12b-1 distribution and service fees	291,714
Other	607,247
Total liabilities	46,730,781
Net assets	$1,873,557,238

Class A Shares
Net assets	$ 298,733,574
Shares outstanding	13,416,373
Net asset value ("NAV") per share	$ 22.27
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$ 23.38
Class C Shares
Net assets	$ 276,034,527
Shares outstanding	12,424,425
NAV and offering price per share	$ 22.22
Class R6 Shares
Net assets	$ 14,880,708
Shares outstanding	663,730
NAV and offering price per share	$ 22.42
Class I Shares
Net assets	$1,283,908,429
Shares outstanding	57,588,163
NAV and offering price per share	$ 22.29
Fund level net assets consist of:
Capital paid-in	$1,848,705,293
Total distributable earnings	24,851,945
Fund level net assets	$1,873,557,238
Authorized shares - per class	Unlimited
Par value per share	$ 0.01

(1)	Includes securities loaned of $12,677,951.
See accompanying notes to financial statements.

Statement of Operations
Year Ended September 30, 2021

Investment Income
Dividends	$ 22,811,452
Interest	57,995,296
Securities lending income, net	111,116
Payment from affiliate	35,558
Tax withheld	(64,293)
Total investment income	80,889,129
Expenses
Management fees	11,727,657
12b-1 service fees - Class A Shares	716,336
12b-1 distribution and service fees - Class C Shares	2,735,499
Shareholder servicing agent fees	1,115,790
Interest expense	10,890
Custodian fees	142,580
Professional fees	125,735
Trustees fees	47,914
Shareholder reporting expenses	426,330
Federal and state registration fees	164,364
Other	15,712
Total expenses before fee waiver/expense reimbursement	17,228,807
Fee waiver/expense reimbursement	(1,412,533)
Net expenses	15,816,274
Net investment income (loss)	65,072,855
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	13,408,927
Options written	1,231
Change in net unrealized appreciation (depreciation) of:
Investments	64,611,491
Options written	165,292
Net realized and unrealized gain (loss)	78,186,941
Net increase (decrease) in net assets from operations	$143,259,796
See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 9/30/21	Year Ended 9/30/20
Operations
Net investment income (loss)	$ 65,072,855	$ 63,735,696
Net realized gain (loss) from:
Investments	13,408,927	(52,553,831)
Options written	1,231	301,006
Change in net unrealized appreciation (depreciation) of:
Investments	64,611,491	2,703,606
Options written	165,292	—
Net increase (decrease) in net assets from operations	143,259,796	14,186,477
Distributions to Shareholders
Dividends:
Class A Shares	(12,116,702)	(13,760,149)
Class C Shares	(9,533,349)	(11,985,677)
Class R6 Shares	(460,978)	(353,971)
Class I Shares	(52,878,328)	(59,414,084)
Decrease in net assets from distributions to shareholders	(74,989,357)	(85,513,881)
Fund Share Transactions
Proceeds from sale of shares	583,992,891	770,135,346
Proceeds from shares issued to shareholders due to reinvestment of distributions	73,767,550	85,141,825
	657,760,441	855,277,171
Cost of shares redeemed	(446,475,445)	(596,857,685)
Net increase (decrease) in net assets from Fund share transactions	211,284,996	258,419,486
Net increase (decrease) in net assets	279,555,435	187,092,082
Net assets at the beginning of period	1,594,001,803	1,406,909,721
Net assets at the end of period	$1,873,557,238	$1,594,001,803
See accompanying notes to financial statements.

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Financial Highlights
NWQ Flexible Income
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (12/09)
2021	$21.36	$0.81	$ 1.04	$1.85	$(0.94)	$ —	$ —	$(0.94)	$22.27
2020	22.06	0.88	(0.39)	0.49	(1.19)	—	—	(1.19)	21.36
2019	21.44	1.02	0.76	1.78	(1.16)	—	—	(1.16)	22.06
2018	22.13	1.01	(0.52)	0.49	(1.18)	—	—	(1.18)	21.44
2017	21.81	1.11	0.33	1.44	(1.12)	—	—	(1.12)	22.13
Class C (12/09)
2021	21.31	0.64	1.04	1.68	(0.77)	—	—	(0.77)	22.22
2020	22.01	0.72	(0.39)	0.33	(1.03)	—	—	(1.03)	21.31
2019	21.40	0.86	0.75	1.61	(1.00)	—	—	(1.00)	22.01
2018	22.08	0.85	(0.52)	0.33	(1.01)	—	—	(1.01)	21.40
2017	21.77	0.95	0.32	1.27	(0.96)	—	—	(0.96)	22.08
Class R6 (06/16)
2021	21.50	0.89	1.04	1.93	(1.01)	—	—	(1.01)	22.42
2020	22.20	0.96	(0.40)	0.56	(1.26)	—	—	(1.26)	21.50
2019	21.57	1.11	0.74	1.85	(1.22)	—	—	(1.22)	22.20
2018	22.19	1.13	(0.51)	0.62	(1.24)	—	—	(1.24)	21.57
2017	21.88	1.21	0.26	1.47	(1.16)	—	—	(1.16)	22.19
Class I (12/09)
2021	21.38	0.87	1.03	1.90	(0.99)	—	—	(0.99)	22.29
2020	22.08	0.93	(0.39)	0.54	(1.24)	—	—	(1.24)	21.38
2019	21.47	1.08	0.74	1.82	(1.21)	—	—	(1.21)	22.08
2018	22.16	1.07	(0.53)	0.54	(1.23)	—	—	(1.23)	21.47
2017	21.84	1.17	0.33	1.50	(1.18)	—	—	(1.18)	22.16

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

8.71%	$ 298,734	1.04%	3.58%	3.57%	0.95%	3.66%	3.65%	30%
2.35	264,865	1.04	4.04	N/A	0.96	4.13	N/A	38
8.69	221,484	1.06	4.75	N/A	0.96	4.85	N/A	24
2.27	176,014	1.08	4.54	N/A	0.96	4.66	N/A	29
6.77	125,547	1.12	4.95	N/A	0.96	5.11	N/A	24

7.97	276,035	1.79	2.83	2.82	1.70	2.91	2.90	30
1.59	262,068	1.79	3.29	N/A	1.71	3.38	N/A	38
7.85	223,364	1.81	4.00	N/A	1.71	4.10	N/A	24
1.49	182,049	1.83	3.80	N/A	1.71	3.91	N/A	29
6.04	128,801	1.87	4.22	N/A	1.71	4.37	N/A	24

9.09	14,881	0.72	3.89	3.88	0.64	3.97	3.96	30
2.69	6,682	0.72	4.38	N/A	0.64	4.46	N/A	38
9.03	649	0.74	5.12	N/A	0.64	5.22	N/A	24
2.86	272	0.75	5.01	N/A	0.64	5.12	N/A	29
6.95	43	0.80	5.35	N/A	0.63	5.51	N/A	24

9.02	1,283,908	0.79	3.82	3.81	0.70	3.90	3.89	30
2.60	1,060,386	0.79	4.29	N/A	0.71	4.38	N/A	38
8.91	961,413	0.80	4.99	N/A	0.71	5.09	N/A	24
2.53	632,596	0.83	4.81	N/A	0.71	4.92	N/A	29
7.05	413,189	0.86	5.24	N/A	0.71	5.40	N/A	24
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended 2021, the Fund received voluntary compensation from the Adviser. The Fund’s Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
N/A	Fund did not have Payments From Affiliates for periods prior to the fiscal year ended September 30, 2021.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen NWQ Flexible Income Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.
The end of the reporting period for the Fund is September 30, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2021 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.
Upcoming Sub-Adviser and Fund Name Change
On August 3, 2021, the Fund's Board of Trustees (the "Board") approved an amended and restated sub-advisory agreement for the Fund, effective on December 31, 2021, between the Nuveen FUnd Advisors, LLC ("NFAL"), the Fund's investment adviser, and Nuveen Asset Management, LLC (“NAM”), pursuant to which NAM will assume portfolio management responsibilities for the Fund under substantially identical terms as those in the Fund's existing sub-advisory agreement between NFAL and NWQ. NAM and NWQ are both affiliates of NFAL and are subsidiaries of Nuveen, LLC. In connection therewith, the Board also approved that the Fund be renamed Nuveen Flexible Income Fund, effective December 31, 2021.
The Fund's portfolio management team and investment strategy will not be affected by these changes.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund's normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which includes accretion of discounts and the amortization of premium for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund's investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Fund's financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for pur-

Notes to Financial Statements (continued)
poses of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund's financial statements.
3.  Investment Valuation and Fair Value Measurements
The Fund's investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds' that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.
Written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.
Over-the-counter (“OTC”) options are marked-to-market daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Fund's investments as of the end of the reporting period, based on the inputs used to value them:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$ —	$ 941,615,786	$ —	$ 941,615,786
$1,000 Par (or similar) Institutional Preferred	—	350,350,621	—	350,350,621
Common Stocks	225,495,993	—	—	225,495,993
Convertible Preferred Securities	138,077,405	—	—	138,077,405
$25 Par (or similar) Retail Preferred	80,780,906	9,851,820**	—	90,632,726
Structured Notes	—	57,171,267	—	57,171,267
Convertible Bonds	—	23,171,531	—	23,171,531
Investments Purchased with Collateral from Securities Lending	13,127,265	—	—	13,127,265
Short-Term Investments:
Repurchase Agreements	—	54,482,145	—	54,482,145
Investments in Derivatives:
Options Written	(4,332)	—	—	(4,332)
Total	$457,477,237	$1,436,643,170	$ —	$1,894,120,407

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Fixed Income Clearing Corporation	$54,482,145	$(55,571,870)
Securities Lending
The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by the Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received were as follows:

Notes to Financial Statements (continued)
Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Common Stocks	$ 6,011,943	$ 6,171,969
$1,000 Par (or similar) Institutional Preferred	$ 3,091,385	$ 3,221,570
Corporate Bonds	$ 2,937,257	$ 3,082,865
$25 Par (or similar) Retail Preferred	$ 637,366	$ 650,861
	$12,677,951	$13,127,265
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions and securities purchased with collateral from securities lending) during the current fiscal period aggregated $747,948,254 and $507,730,593, respectively.
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Options Transactions
When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
During the current fiscal period, the Fund wrote call options on Applied Materials, Inc. to partially hedge against the long common stock position in the Fund's portfolio.
The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(5,415,000)

*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund wrote call options during the current fiscal period. However the Fund did not have any such positions outstanding at the beginning of the fiscal period or at the end of each fiscal quarter within the current fiscal period and therefore are not included as part of this calculation.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$1,231	$165,292

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 9/30/21		Year Ended 9/30/20
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,908,647	$ 86,693,116	5,469,009	$ 118,261,432
Class A – automatic conversion of Class C Shares	4,029	88,963	—	—
Class C	2,268,130	50,169,131	4,052,604	87,617,607
Class R6	494,981	11,097,087	605,008	13,311,022
Class I	19,629,637	435,944,594	25,654,804	550,945,285
Shares issued to shareholders due to reinvestment of distributions:
Class A	538,418	11,936,665	637,377	13,618,018
Class C	424,858	9,395,795	559,344	11,925,868
Class R6	12,715	283,470	14,871	322,014
Class I	2,348,984	52,151,620	2,771,662	59,275,925
	29,630,399	657,760,441	39,764,679	855,277,171
Shares redeemed:
Class A	(3,436,627)	(76,080,859)	(3,744,898)	(78,677,896)
Class C	(2,561,954)	(56,616,512)	(2,460,839)	(51,681,376)
Class C – automatic conversion to Class A Shares	(4,038)	(88,963)	—	—
Class R6	(154,768)	(3,450,716)	(338,319)	(7,374,455)
Class I	(13,983,751)	(310,238,395)	(22,369,613)	(459,123,958)
	(20,141,138)	(446,475,445)	(28,913,669)	(596,857,685)
Net increase (decrease)	9,489,261	$ 211,284,996	10,851,010	$ 258,419,486
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2021.

Notes to Financial Statements (continued)
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$1,813,522,799
Gross unrealized:
Appreciation	$ 144,529,899
Depreciation	(63,932,291)
Net unrealized appreciation (depreciation) of investments	$ 80,597,608
Permanent differences, primarily due to bond premium amortization adjustments, paydowns, complex securities character adjustments, real estate investment trust adjustments, and federal taxes paid, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2021, the Fund’s tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2021, the Fund's tax year end, were as follows:

Undistributed net ordinary income[1,2]	$17,058,189
Undistributed net long-term capital gains	—

[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2021 through September 30, 2021 and paid October 1, 2021.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's tax years ended September 30, 2021 and September 30, 2020 was designated for purposes of the dividends paid deduction as follows:
2021
Distributions from net ordinary income[2]	$74,989,357
Distributions from net long-term capital gains	—

2020
Distributions from net ordinary income[2]	$85,513,881
Distributions from net long-term capital gains	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of September 30, 2021, the Fund's tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$29,136,466
Long-term	37,084,263
Total	$66,220,729
During the Fund's tax year ended September 30, 2021, the Fund utilized $8,112,194 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $5 billion	0.4500
For net assets over $10 billion	0.4375
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end Funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2021, the complex-level fee rate for the Fund was 0.1536%.
The Adviser has agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% through July 31, 2023 (1.25% after July 31, 2023), of the average daily net assets of any class of Fund Shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitations expiring July 31, 2023 may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Distribution and Service Fees
The Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Fund and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
The Fund receive voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Fund is recognized as "Payment from affiliate" on the Statement of Operations, and any income due to the Fund as of the end of the reporting period is recognized as “Receivable due from affiliate” on the Statement of Assets and Liabilities.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Notes to Financial Statements (continued)

Sales charges collected (Unaudited)	$965,926
Paid to financial intermediaries (Unaudited)	880,449
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$717,309
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$522,077
The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$34,140
8.  Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may affect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
NWQ Investment Management
Company, LLC
2049 Century Park East
Los Angeles, CA 90097
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and its percentage of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% of DRD	27.6%
% of QDI	30.1%
The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable periods ending December 31, 2020 and September 30, 2021:

October 1, 2020 through December 31, 2020	54.4%
January 1, 2021 through September 30, 2021	49.2%
The Fund had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code for the taxable year ended September 30, 2021:

% of Section 163(j) Interest Dividends	68.7%
Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

Additional Fund Information (Unaudited) (continued)

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Bloomberg U.S. Aggregate Bond Index: An index that tracks the performance of U.S. investment grade fixed-rate bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.
ICE BofA Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Flexible Income Blended Benchmark: A blended benchmark consisting of the ICE BofA US 50% Corporate & 50% High Yield Index that tracks the performance of U.S. dollar denominated investment grade and sub-investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
ICE BofA US Corporate Index: An unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. The index returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.
ICE BofA US High Yield Index: An unmanaged index that tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Annual Investment Management Agreement Approval Process
(Unaudited)
The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), is responsible for approving the advisory arrangements of the Fund. A discussion of the Board’s approval in May 2021 of the renewal of the advisory arrangements for the Fund, including the investment sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), is set forth in Part I below. A discussion of the Board’s approval in August 2021 of (i) the transfer of the Fund’s investment sub-advisory agreement with NWQ to Nuveen Asset Management, LLC (“NAM”), effective December 31, 2021; and (ii) an amended and restated sub-advisory agreement for the Fund with NAM, effective as of December 31, 2021, is set forth in Part II below.
PART I
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to the Fund and the sub-advisory agreement (the “NWQ Sub-Advisory Agreement”) with NWQ pursuant to which NWQ serves as the sub-adviser to the Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of the advisory agreements for the Nuveen funds on an annual basis. For purposes of this Part I, the Investment Management Agreement and NWQ Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and NWQ are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or NWQ were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and the NWQ Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and NWQ in providing services to the Fund.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;

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•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and NWQ and recognized that NWQ and its investment personnel generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of NWQ provided by the Adviser which included, among other things, NWQ’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by NWQ over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by NWQ. The Board further considered at the May Meeting or prior meetings evaluations of NWQ’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the NWQ Sub-Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board noted that although the Fund’s performance was below the performance of its benchmark for the one-year period ended December 31, 2020, the Fund outperformed its benchmark for the three- and five-year periods ended December 31, 2020. The Fund also ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and first quartile for the three- and five-year periods ended December 31, 2020. In addition, although the Fund’s performance was below the performance of its benchmark for the three-year period ended March 31, 2021, the Fund outperformed its benchmark for the one- and five-year periods ended March 31, 2021. The Fund also ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2021 and second quartile for the five-year period ended March 31, 2021. In addition, for the periods ended May 14, 2021, the Fund’s performance was below the performance of its bench-

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
mark for the three-year period but the Fund outperformed its benchmark for the one- and five-year periods. The Fund also ranked in the second quartile of its Performance Peer Group for the one- and five-year periods and third quartile for the three-year period ended May 14, 2021. Based on its review, the Board was satisfied with the overall performance of the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.
With respect to NWQ, the Board also considered the sub-advisory fee schedule paid to NWQ in light of the sub-advisory services provided to the Fund, the breakpoint schedule and comparative data of the fees NWQ charges to other clients, if any. In its review, the Board recognized that the compensation paid to NWQ is the responsibility of the Adviser, not the Fund.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were in line with the respective peer averages.
Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or NWQ, such other clients may include retail and institutional managed accounts advised by NWQ; investment companies offered outside the Nuveen family and sub-advised by NWQ; and foreign investment companies offered by Nuveen and sub-advised by NWQ. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that the Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by NWQ and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other

Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that NWQ’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of fundsliabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of NWQ from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, NWQ’s revenues, expenses and net revenue margins (pre- and post-tax) f a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, or its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Based on a consideration of all the information provided, the Board noted that Nuveen’s and NWQ’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020), including the temporary and permanent expense caps applicable to the Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including NWQ) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for NWQ when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.
PART II
As noted above, at the May Meeting, at which it conducted its annual review of the advisory arrangements of the Fund, the Board approved the renewal of the Fund’s Investment Management Agreement with the Adviser and NWQ Sub-Advisory Agreement with NWQ, an affiliate of the Adviser. Subsequent to the May Meeting, the Adviser discussed with the Board the proposed transfer of a number of NWQ’s existing mandates to NAM, also an affiliate of the Adviser, in connection with certain strategic initiatives to identify opportunities across the Nuveen equities and fixed income platform in seeking to drive greater collaboration and alignment across Nuveen’s investment specialists. In this regard, the Adviser (i) proposed the transfer of the Fund’s NWQ Sub-Advisory Agreement to NAM, effective December 31, 2021 (the “Transfer”) and (ii) requested that the Board approve an amended and restated sub-advisory agreement for the Fund, effective as of December 31, 2021, between the Adviser and NAM (the “New Sub-Advisory Agreement”). Accordingly, at a meeting held on August 2-4, 2021 (the “August Meeting”), the Board approved the Transfer and New Sub-Advisory Agreement.
Although the 1940 Act requires that approvals of the Fund’s advisory arrangements be approved by the in-person vote of a majority of the Board Members, the August Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The August Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
In conjunction with their evaluation of the New Sub-Advisory Agreement at the August Meeting, the Board Members had received, in adequate time in advance of the August Meeting and/or at prior meetings, materials that covered, among other things: (a) the nature, extent and quality of services expected to be provided by NAM; (b) the organization of NAM; (c) certain performance-related information (as described below); (d) the proposed sub-advisory fee of NAM and the profitability of Nuveen and its affiliates (including NAM) for their advisory activities; and (e) the soft dollar practices of NAM. At the August Meeting and/or at prior meetings, the Adviser made presentations to and responded to questions from the Board.
In connection with its review of the New Sub-Advisory Agreement, the Board was advised by independent legal counsel. In addition, prior to the August Meeting, the Board Members had received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing advisory agreements. The Board’s decision to approve the New Sub-Advisory Agreement was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to approve the New Sub-Advisory Agreement and its conclusions.
A. Nature, Extent and Quality of Services
As noted above, the Board recognized that Nuveen management had embarked on various strategic initiatives identifying opportunities across the Nuveen equities and fixed income platform, seeking to drive greater collaboration and alignment across Nuveen’s investment specialists, and recommended the Transfer as a result of these efforts. The Board considered the nature, extent and quality of the services expected to be provided to the Fund by NAM under the New Sub-Advisory Agreement, including the portfolio management services. The Board acknowledged that while portfolio management services would be provided by NAM rather than NWQ following the Transfer, no changes were expected to be made to, among other things, the nature and level of sub-advisory services provided to the Fund or the day-to-day management of the Fund. In this regard, the Board was aware that it was expected that the NWQ personnel who provided portfolio management services to the Fund prior to the Transfer would continue to do so as personnel of NAM following the Transfer. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur as a result of, for example, normal business developments or personal career decisions. Further, as NAM already serves as a sub-adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of NAM’s organization and operations. As the Board Members meet regularly throughout the year to oversee the Nuveen funds, including Nuveen funds sub-advised by NAM, the Board Members also have relied upon their knowledge from their meetings and other interactions with respect to NAM in evaluating the New Sub-Advisory Agreement.
Based on their review, the Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the New Sub-Advisory Agreement were satisfactory and supported approval of the New Sub-Advisory Agreement.
B. Investment Performance
At the May Meeting and at various other meetings, the Board considered the Fund’s performance over various time periods. In connection with approving the New Sub-Advisory Agreement, the Board recognized that there is no performance record for the Fund with NAM as the sub-adviser. The Board Members, however, were familiar with the performance records of other Nuveen funds sub-advised by NAM. Further, as noted above, the Board was aware that the NWQ personnel providing portfolio management services to the Fund prior to the Transfer were expected to continue to do so as personnel of NAM following the Transfer.
C. Sub-Advisory Fees and Profitability
At the May Meeting, the Board Members considered the Fund’s management fees and net expense ratio. In this regard, the Board had considered, among other things, the sub-advisory fee schedule paid to NWQ in light of the sub-advisory services provided to the Fund and any applicable breakpoint schedule, as well as comparative data of the fees NWQ charged to certain other clients. At the August Meeting, the Board considered the proposed sub-advisory fees to be paid to NAM. The Board recognized that NAM’s sub-advisory fee under the New Sub-Advisory Agreement would be the same as NWQ’s sub-advisory fee under the NWQ Sub-Advisory Agreement. Further, the Board observed that the appointment of NAM would not change the management fees incurred by the Fund as the Adviser pays the sub-adviser out of the management fee it receives from the Fund and the compensation paid to NAM would be the responsibility of the Adviser, not the Fund. In addition, due to their experience with other Nuveen funds, the Board Members were familiar with NAM’s fee rates for portfolio management services provided to other Nuveen funds. Further, the Board Members had previously considered information regarding fee rates charged to certain other types of clients (which may include retail and institutional managed

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
accounts advised by NAM; hedge funds managed by NAM; investment companies offered outside the Nuveen family and sub-advised by NAM; foreign investment companies offered by Nuveen and sub-advised by NAM; and collective investment trusts sub-advised by NAM). In evaluating the New Sub-Advisory Agreement, based on its review, the Board concluded that NAM’s sub-advisory fee was reasonable in light of the nature, extent and quality of services expected to be provided to the Fund.
With respect to profitability, at the May Meeting, the Board Members considered the profitability of the various sub-advisers to the Nuveen funds (including NAM) from their relationships with the Nuveen funds. In this regard, the Independent Board Members had reviewed, among other things, NAM’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members had also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019. Based on their review, the Board Members had noted that NAM’s level of profitability was acceptable and not unreasonable in light of the services provided; this conclusion did not change as a result of the New Sub-Advisory Agreement.
D. Economies of Scale
At the May Meeting, the Board considered whether there had been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale had been appropriately shared with the funds. The Board had recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including, among other things, breakpoints in the management fee schedule. The Board had noted that Nuveen generally has employed these various methods. In this regard, the Board was aware that, subject to certain exceptions, the management fee of the Adviser charged to the Nuveen funds (including the Fund) is generally comprised of a fund-level component and a complex-level component, each with its own breakpoint schedule. The fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. Further, with respect to the New Sub-Advisory Agreement, given that the Fund pays a management fee to the Adviser and that the Adviser in turn would pay NAM, the Board recognized that the sharing of benefits from economies of scale is reflected in fund-level and complex-level breakpoints in the management fees at the Adviser level and the appointment of NAM would not change the management fees paid by the Fund or the sharing of economies of scale reflected in the corresponding advisory fee schedule.
Based on its review, taking into account the New Sub-Advisory Agreement, the Board concluded that the Fund’s fee arrangements would appropriately reflect economies of scale for the benefit of shareholders.
E. Indirect Benefits
At the May Meeting, the Board Members considered any indirect benefits that the various sub-advisers to the Nuveen funds (including NAM and NWQ) or their respective affiliates may receive as a result of their relationship with the Nuveen funds. Additionally, the Board Members have noted that various sub-advisers (including NAM and NWQ) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board Members have also noted that when transacting in fixed-income securities, the benefits for a sub-adviser that engages in soft dollar transactions may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, taking into account the New Sub-Advisory Agreement, the Board concluded that any indirect benefits to be received by NAM as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Approval of the New Sub-Advisory Agreement
The Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable, that NAM’s fees are reasonable in light of the services to be provided to the Fund and that the New Sub-Advisory Agreement should be and was approved.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 26, 2021 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, Nuveen California High Yield Municipal Bond Fund determined that it would hold a minimum of 25% of its assets in highly liquid investments, and it maintained at least that amount during the Review period. Nuveen California Municipal Bond Fund, primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments. However, the Nuveen California High Yield Municipal Bond Fund exceeded the 15% limit on Illiquid investments for two business days after the end of the Review Period, which will be discussed in next year’s annual shareholder report in connection with discussing the operations of that Fund’s liquidity risk management program during 2020.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	143
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	143
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	143
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	143
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	143

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	143
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	143
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	143
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	143
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly. Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-NFI-0921P1893907-INV-Y-11/22

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended September 30, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Preferred Securities and Income Fund	30,490	0	0	0
Nuveen NWQ Flexible Income Fund	30,490	0	0	0

Total	$60,980	$0	$0	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Preferred Securities and Income Fund	0%	0%	0%	0%
Nuveen NWQ Flexible Income Fund	0%	0%	0%	0%
September 30, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Preferred Securities and Income Fund	29,900	0	0	0
Nuveen NWQ Flexible Income Fund	29,900	0	0	0

Total	$59,800	$0	$0	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Preferred Securities and Income Fund	0%	0%	0%	0%
Nuveen NWQ Flexible Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%
Fiscal Year Ended September 30, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2021	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Preferred Securities and Income Fund	0	0	0	0
Nuveen NWQ Flexible Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2020	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Preferred Securities and Income Fund	0	0	0	0
Nuveen NWQ Flexible Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: December 3, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: December 3, 2021